SEMI
ANNUAL
REPORT

                              November 30, 1997

Franklin Municipal Securities Trust
  Franklin Arkansas Municipal Bond Fund
  Franklin California High Yield Municipal Fund
  Franklin Hawaii Municipal Bond Fund
  Franklin Tennessee Municipal Bond Fund
  Franklin Washington Municipal Bond Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
Chairman
Franklin Municipal Securities Trust

Thomas J. Kenny
Director
Franklin Municipal
Bond Department

CONTENTS

Shareholder Letter............     1
Fund Reports
 Franklin Arkansas
Municipal Bond Fund...........     4
 Franklin California High
Yield Municipal Fund..........     9
 Franklin Hawaii
Municipal Bond Fund...........    16
 Franklin Tennessee
Municipal Bond Fund...........    21
 Franklin Washington
Municipal Bond Fund...........    26
Glossary of
Investment Terms..............    31
Bond Ratings..................    33
Financial Highlights &
Statement of Investments......    36
Financial Statements..........    55
Notes to
Financial Statements..........    60


SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you the Franklin Municipal Securities Trust's semi-annual report for the period ended November 30, 1997.

A GLIMPSE AT THE ECONOMY

During the six months under review, the U.S. economy continued its expansion. Prior to the beginning of the period, in March, the Federal Reserve Board (the Fed) raised short-term interest rates from 5.25% to 5.50%. This 25 basis point increase was the Fed's response to tightening labor markets and an overall concern that possible wage demands could lead to increased inflationary pressures. The rate hike had its desired effect. Economic growth slowed slightly and interest rates stabilized, reversing their general rising trend and ending the period down from where they began. The 30-year U.S. Treasury bond started the six-month period yielding 6.91%, and finished at 6.05% on November 30, 1997.1

1. Source: Federal Reserve H15 Report, 30-year Constant Maturity Index,
11/30/97.

The Fed raised rates only once during 1997. Even with continued strong economic growth, there have been remarkably few signs of increased inflation. This low inflation, combined with a balanced budget agreement between the President and Congress, greatly contributed to a beneficial environment of falling interest rates throughout the majority of the reporting period. However, consumer spending strengthened toward the end of the period and the stock market -- despite a stumble at the end of October -- remained near all-time highs. Yet, with the recent slowdown in the economies of our Asian trading partners, we expect a moderate U.S. growth rate.

  "Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."

The Tale of the Tortoise and the Hare

We can't promise that a positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about volatility and the market's direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know that familiar story: The tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Wise investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selections and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


Thomas J. Kenny
Director
Franklin Municipal Bond Department

FRANKLIN ARKANSAS
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.1

State Update

Arkansas has enjoyed strong employment growth, surpassing the national average since 1991. Although in 1997 job growth slowed and manufacturing jobs actually declined, the state's overall economy continued to expand. Offsetting the employment losses in manufacturing, a large number of jobs were created in services and construction, helping Arkansas maintain an unemployment rate below the national average. However, resource-related industries still dominate the economy, with food products, lumber, paper goods industries and agriculture generating large proportions of the state's income.2

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Moody's Investors Service, 11/23/97.

Arkansas' fiscal position is strong, and the state enjoys one of the nation's lowest debt levels - only $156 per individual resident or 0.9% of personal income, compared with national medians of $422 and 2.1%. Its low level of debt is expected to continue, as only a relatively small amount of new state debt has been authorized. The Arkansas Revenue Stabilization Act mandates such conservative fiscal management. Under the Act, state expenditures are limited to cash receipts and balances on hand, with a reduced revenue forecast automatically dictating less spending. This Act effectively curtails deficit spending, which is explicitly forbidden, and the state's accumulated operating budget surplus is $1.46 billion or 21.8% of revenues.2

What is the Arkansas Revenue Stabilization Act?

The Arkansas Revenue Stabilization Act prohibits state spending from exceeding revenues in any fiscal year. State expenditures are not allowed until sufficient revenues to fund them have been collected. This Act also requires that the state Assembly create three levels of spending priority. Under this system, medium-, and then low-priority, spending items are funded, only after all high-priority items have been fully supported by existing state income. By prohibiting deficit spending, this Act ensures Arkansas will have a balanced budget.

Franklin Arkansas
Municipal Bond Fund
Portfolio Breakdown on 11/30/97

                         % of Total
                          Long-Term
Sector                   Investments
Utilities                   19.8%
General Obligation          15.7%
Hospitals                   14.4%
Education                   14.1%
Housing                     12.9%
Other Revenue               12.3%
Transportation               4.1%
Sales Tax                    3.9%
Industrial                   2.1%
Prerefunded                  0.7%

For a complete list of portfolio holdings, please see page 37.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

Arkansas has a very low debt level and issued little new debt, making Arkansas municipal bond supplies relatively sparse. We concentrated on taking advantage of almost every buying opportunity we could find, especially AAA-rated, insured bonds, which are often attractively priced because many Arkansas municipal issues are insured. Largely as a result of this strategy, we were able to increase the fund's total net assets by 47%, while increasing our holdings of AAA-rated bonds by 6.1%, from 45.1% on May 31, 1997, to 51.2% on November 30, 1997. Among our purchases during the reporting period were:
Arkansas State College Savings; North Little Rock Hospital; University of Arkansas - Fayetteville Campus and Texarkana, Public Facilities - Waterworks.

The relatively small supply of Arkansas bonds has caused retail and institutional investors to bid their yields below the national average, as they compete to buy these securities. The tight supply and strong demand are expected to persist, and consequently, these bonds should remain good investments. We continue to hold current, high coupon bonds, while seeking to invest our cash in the most attractive income-producing opportunities in the Arkansas municipal market.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

The share price of Franklin Arkansas Municipal Bond Fund, as measured by net asset value, increased 32 cents from $10.51 on May 31, 1997, to $10.83 on November 30, 1997. During the six-month period ended November 30, 1997, the fund paid income distributions totaling 29.4 cents ($0.294) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.9 cents ($0.049) and the maximum offering price of $11.31 on November 30, 1997, your fund's distribution rate was 5.20%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and Arkansas state personal income tax bracket would need to earn 9.26% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Arkansas
Municipal Bond Fund
Dividend Distributions
6/1/97 - 11/30/97*

            Dividend
Month       per share
June          4.9 cents
July          4.9 cents
August        4.9 cents
September     4.9 cents
October       4.9 cents
November      4.9 cents
Total        29.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Franklin Arkansas Municipal Bond Fund
Periods ended 11/30/97
                                                               Since
                                                             Inception
                                         1-Year      3-Year  (5/10/94)
Cumulative Total Return1                  7.96%     38.73%   30.03%
Average Annual Total Return2              3.38%      9.93%    6.36%
Distribution Rate3                    5.20%
Taxable Equivalent Distribution Rate4 9.26%
30-Day Standardized Yield5            5.07%
Taxable Equivalent Yield4             9.02%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.9 cents per share monthly dividend and the maximum offering price of $11.31 on November 30, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Arkansas state personal income tax bracket of 43.82%, based on the federal income tax rate of 39.6%
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.34%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


Past performance is not predictive of future results.

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

The California economy performed above expectations during the six-month reporting period. Defense cutbacks, which negatively impacted the state and were discussed in previous shareholder reports, have largely ended, while other sources for economic growth strengthened. Propelled by these positive fundamentals, employment steadily increased, and in June was nearly 5% greater than the prerecession peak, and 3.2% above calendar year 1996. California's large and growing economy is broad-based, with services accounting for 30% of employment, trade 23%, manufacturing 14.1%, and high-technology 3.8%. Because of the state's underlying economic strength, Fitch (a national rating agency) in October raised its rating of California general obligation debt from A+ to AA-; however, the other two major credit rating agencies, Moody's and Standard & Poor's(R), left their ratings unchanged over the period.2

California's state budget, with its heavy reliance on economically sensitive sales and income taxes, has been one of the largest beneficiaries of the state's growing economy. At the same time, California faces many obstacles in crafting a balanced budget. Several ballot initiatives constrain the state's fiscal flexibility. Increased spending pressures for education (largely to reduce school class size), previous budget deficits, and failures to receive budgeted increases in federal aid, all helped confer a $2.1 billion general fund deficit. Despite this, California's operating budget has been in balance for the past five years.3 An adverse court ruling, however, mandating a one-time transfer of $1.2 billion to the state's retirement system this year, will likely prevent California from achieving a sixth year of budget balance. With the state's economy expected to continue growing, California's fiscal position should remain healthy, despite its fiscal impediments.2


Franklin California
High Yield Municipal Fund
Portfolio Breakdown on 11/30/97

                         % of Total
                          Long-Term
Sector                   Investments
Transportation                16.2%
Tax Allocation Bonds          12.4%
Certificates of Participation 11.1%
Housing                        9.8%
Mello-Roos Bonds               9.1%
Utilities                      9.0%
Hospitals                      7.9%
Special Assessment Bonds       6.8%
Education                      4.2%
Marks-Roos Bonds               4.0%
Prerefunded                    2.8%
Other Revenue                  2.5%
Industrial Revenue Bonds       2.1%
Health Care                    1.2%
General Obligation             0.9%

For a complete list of portfolio holdings, please see page 41.



2. Source: Fitch Research, 10/6/97. This does not indicate Fitch's rating of the fund.
3. Moody's Investors Service, 10/3/97.

Portfolio Notes

Although the California municipal securities market ended the six-month period near where it began, there was significant volatility along the way. We sought to take advantage of the market's downturns by buying issues we believed were attractively priced. As a result, the fund has performed well, and assets increased over the period, from $224 million on May 31, 1997, to $320 million on November 30, 1997. In addition to our disciplined investment approach, our strength in municipal bond research also benefited the fund. Over the course of the reporting period, our research analysts worked with issuers and underwriters in structuring deals with attractive credit qualities. Subsequently, we participated in 29 new issues.

Looking forward, we anticipate relatively stable interest rates, mild inflation and continued economic growth. These factors should benefit the state of California and its state government's fiscal position. We believe the California High Yield Municipal Fund will continue its positive performance, as these economic trends continue.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

The share price of Franklin California High Yield Municipal Fund - Class I, as measured by net asset value, increased 43 cents from $10.10 on May 31, 1997, to $10.53 on November 30, 1997. During the six-month reporting period, the fund paid income distributions totaling 31.2 cents ($0.312) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 5.2 cents ($0.052) and the maximum offering price of $11.00 on November 30, 1997, your fund's distribution rate was 5.67%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the left illustrates, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 10.35% from a taxable investment to match the fund's tax-free distribution rate.

Franklin California High Yield Municipal Fund
Class I
Periods ended 11/30/97
                                                                 Since
                                                               Inception
                                              1-Year  3-Year   (5/3/93)
Cumulative Total Return1                      9.82%   39.93%    39.34%
Average Annual Total Return2                  5.17%    10.26%    6.51%
Distribution Rate3                       5.67%
Taxable Equivalent Distribution Rate4   10.35%
30-Day Standardized Yield5               5.39%
Taxable Equivalent Yield4                9.84%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 5.2 cents per share monthly dividend and the maximum offering price of $11.00 on November 30, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1997.
Prior to July 1, 1994, fund shares were offered at a higher initial sales charge with dividends reinvested at the offering price; thus, actual total returns would be somewhat lower. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.06%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


Franklin California
High Yield Municipal Fund
Class I
Dividend Distributions
6/1/97 - 11/30/97*

            Dividend
Month       per share

June          5.2 cents
July          5.2 cents
August        5.2 cents
September     5.2 cents
October       5.2 cents
November      5.2 cents
Total        31.2 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

The share price of Franklin California High Yield Municipal Fund - Class II, as measured by net asset value, increased 44 cents from $10.12 on May 31, 1997 to $10.56 on November 30, 1997. During the six-month reporting period, the fund paid income distributions totaling 28.29 cents ($0.2829) per share. Distributions vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future trends.

Based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the offering price of $10.67 on November 30, 1997, your fund's distribution rate was 5.29%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the left illustrates, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.66% from a taxable investment to match the fund's tax-free distribution rate.

Franklin California High Yield Municipal Fund
Class II
Periods ended 11/30/97
                                                          Since
                                                        Inception
                                             1-Year     (5/1/96)
Cumulative Total Return1                       9.45%      17.42%
Average Annual Total Return2                   7.40%       9.98%
Distribution Rate3                     5.29%
Taxable Equivalent Distribution Rate4  9.66%
30-Day Standardized Yield5             5.05%
Taxable Equivalent Yield4              9.22%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.7 cents per share monthly dividend and the maximum offering price of $10.67 on November 30, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1997.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.70%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Franklin California
High Yield Municipal Fund
Class II
Dividend Distributions
6/1/97 - 11/30/97*

            Dividend
Month       per share
June         4.73 cents
July         4.73 cents
August       4.73 cents
September    4.70 cents
October      4.70 cents
November     4.70 cents
Total       28.29 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Past performance is not predictive of future results.


FRANKLIN HAWAII
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of income, by investing primarily in a portfolio consisting of Hawaii municipal securities.1

State Update

Although Hawaii continues to enjoy income levels above the national average, its economy is weak. Payroll employment declined about one percent at mid-year. The state's economy is highly dependent on tourism, and although the number of visitors to the Islands increased during the six-month reporting period, their time of stay decreased, with a commensurate decline in their spending. Furthermore, the recent turmoil in East Asia has damaged the economies of countries, such as Japan, that are trading partners and a source of tourism for the Hawaiian Islands.2

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard and Poor's, 9/1/97. This does not indicate Standard and Poor's rating of the fund.

In March, Standard and Poor's lowered its credit rating of Hawaii from AA to A+. The state has the second highest level of debt after Alaska, and servicing its debt will likely consume almost 12% of the state's general resources in 1998. In addition, nearly $1 billion in new debt for 1998 and 1999 was authorized, which will boost debt ratios by 20%. As discussed in the May annual report, part of Standard and Poor's concern over Hawaii's fiscal position stems from the issue of ceded lands (areas of the state transferred to the U.S. from the Republic of Hawaii, upon Hawaii's annexation). The Office of Hawaiian Affairs that represents the interests of native Hawaiians and is seeking monetary restitution for the state's use of those entrusted lands, won a judgment at the circuit court level. The state currently is appealing that judgment, and while estimates of the state's liability, should it ultimately lose, are varied, it would likely be over $100 million.2

2. Source: Standard and Poor's, 9/1/97. This does not indicate Standard and Poor's rating of the fund.


Franklin Hawaii
Municipal Bond Fund
Portfolio Breakdown on 11/30/97

                         % of Total
                          Long-Term

Sector                    Investments
Utilities                   26.8%
Housing                     22.9%
Transportation              19.4%
Hospitals                   14.2%
Prerefunded                  9.4%
General Obligation           6.2%
Industrial                   1.1%

For a complete list of portfolio holdings, please see page 46.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Portfolio Notes

Although Hawaii's economic and fiscal positions are weak, we believe the state's municipal bonds remain a strong source for tax-free income, and have relatively low volatility with little risk to principal when compared with other investments. The fund's net assets rose over the period, from $40.0 million on May 31, 1997, to $42.8 million on November 30, 1997. We added State of Hawaii general obligation bonds during the six-month period. In addition, we purchased Hawaii State Housing finance bonds, believing they represent a good value. They are backed by the Federal National Mortgage Association, and are rated AA1 by Moody's and AA by Standard and Poor's.3 As always, we strive to keep the fund fully invested at all times to provide shareholders with a relatively high level of tax-free income.

3. This does not indicate Standard and Poor's rating of the fund.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

The share price of Franklin Hawaii Municipal Bond Fund, as measured by net asset value, increased 31 cents from $10.79 on May 31, 1997, to $11.10 on November 30, 1997. During the six-month reporting period, the fund paid income distributions totaling
30 cents ($0.30) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 5.0 cents ($0.05) and the maximum offering price of $11.59 on November 30, 1997, your fund's distribution rate was 5.18%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and Hawaii state personal income tax bracket would need to earn 9.53% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Hawaii
Municipal Bond Fund
Dividend Distributions
6/1/97 - 11/30/97*
            Dividend
Month       per share
June          5.0 cents
July          5.0 cents
August        5.0 cents
September     5.0  cents
October       5.0 cents
November      5.0 cents
Total        30.0 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Franklin Hawaii Municipal Bond Fund
Periods ended 11/30/97
                                                                    Since
                                                                  Inception
                                             1-Year      5-Year   (2/26/92)
Cumulative Total Return1                      7.19%      42.34%   52.77%
Average Annual Total Return2                  2.59%       6.39%    6.83%
Distribution Rate3                      5.18%
Taxable Equivalent Distribution Rate4   9.53%
30-Day Standardized Yield5              4.71%
Taxable Equivalent Yield4               8.66%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 5.0 cents per share monthly dividend and the maximum offering price of $11.59 on November 30, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Hawaii state personal income tax bracket of 45.64%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1997.
Prior to July 1, 1994, fund shares were offered at a higher initial sales charge with dividends reinvested at the offering price; thus, actual total returns would be somewhat lower. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.28%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Past performance is not predictive of future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.1

State Update

Tennessee's economy continued to develop and diversify. The state's service sector has expanded and, along with still dominant manufacturing industries, each sector individually accounts for about one-quarter of personal income earnings. While manufacturing still plays a large role in the state's economy, there has been diversification within this sector. Over the past ten years, apparel, food, textiles, and chemicals have been declining in importance, while transportation equipment, furniture, paper, printing and publishing, and rubber and plastics have grown. The state's economic indicators have continued to improve, but are still below national averages.2

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Standard and Poor's, 5/12/97. Moody's, 5/6/97. Fitch Research, 5/6/97. These credit ratings are not ratings for the fund.

Franklin Tennessee
Municipal Bond Fund
Portfolio Breakdown on 11/30/97
                              % of Total
                              Long-Term
Sector                       Investments
Utilities                          23.0%
General Obligation                 20.9%
Housing                            14.2%
Industrial                         11.7%
Hospitals                          10.6%
Transportation                      6.1%
Other Revenue                       5.4%
Education                           5.1%
Prerefunded                         2.4%
Certificates of Participation       0.6%

For a complete list of portfolio holdings, please see page 49.

Although Tennessee's economy lags behind the nation in some aspects, the state's debt rating is among the nation's highest. Moody's and Fitch, two national credit rating agencies, bestowed their highest ratings on Tennessee's current general obligation debt, while Standard & Poor's gave the state's debt a high, AA+ rating, reflecting the state's strong fiscal position. Tennessee has long been a leader in the development of financial standards, borrows money infrequently and has very low debt ratios. When the state does borrow money it generally does so conservatively through general obligation bonds with rapid amortizations, which are backed by a state reserve fund that has been maintained at a $101 million dollar level.2
2. Source: Standard and Poor's, 5/12/97. Moody's 5/6/97. Fitch Research, 5/6/97. These credit ratings are not ratings for the fund.

Portfolio Notes

During the reporting period, insured issues continued to dominate the Tennessee municipal bond market. The large number of high-rated insured securities caused the difference in yield between high- and low-rated issues to decrease. Consequently, we believe insured securities represented the best values in the Tennessee municipal bond market, and concentrated on purchasing these bonds. The fund's holdings of AAA securities increased from 51.7% of long-term investments on May 31, 1997, to 63.4% on November 30, 1997.

Furthermore, with the difference in yields between low- and high-rated securities decreasing, we purchased those insured securities that usually sell at the greatest premium, high essential use bonds. We acquired high essential use transportation, utility and general obligation bonds. These types of securities are usually very easy to sell and often possess significant potential to increase in value. We attempted to take advantage of any downturns in the Tennessee municipal bond market, and during the six-month period, we bought securities we believed to be attractively priced, such as White House Utility bonds.

What is an essential use bond?

Essential use bonds, also known as public purpose bonds, are a specific type of municipal bond created under the Tax Reform Act of 1986. Under the Act, municipal securities issued by a state may benefit private parties and still be exempt from federal, as well as state, taxes. However, the bonds must provide no more than 10% of their benefits to private parties and no more than 5% of their proceeds or $5 million may be used for loans to private parties. States often issue these securities to fund purposes such as schools, roads and libraries.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

The share price of Franklin Tennessee Municipal Bond Fund, as measured by net asset value, increased 38 cents from $10.71 on May 31, 1997, to $11.09 on November 30, 1997. During the six-month reporting period, the fund paid income distributions totaling 29.1 cents ($0.291) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.7 cents ($0.047) and the maximum offering price of $11.58 on November 30, 1997, your fund's distribution rate was 4.87%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the left illustrates, an investor in the maximum combined federal and Tennessee state personal income tax bracket would need to earn 8.58% from a taxable investment to match the fund's tax-free distribution rate.

Franklin Tennessee Municipal Bond Fund
Periods ended 11/30/97
                                                                  Since
                                                                Inception
                                              1-Year    3-Year  (5/10/94)
Cumulative Total Return1                       8.21%    39.43%   33.15%
Average Annual Total Return2                   3.61%    10.10%    7.07%
Distribution Rate3                      4.87%
Taxable Equivalent Distribution Rate4   8.58%
30-Day Standardized Yield5              4.83%
Taxable Equivalent Yield4               8.51%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.7 cents per share monthly dividend and the maximum offering price of $11.58 on November 30, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Tennessee state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.41%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


Franklin Tennessee
Municipal Bond Fund
Dividend Distributions
6/1/97 - 11/30/97*
              Dividend
Month         per share
June          5.0 cents
July          5.0 cents
August        5.0 cents
September     4.7 cents
October       4.7 cents
November      4.7 cents
Total        29.1 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Past performance is not predictive of future results.

FRANKLIN WASHINGTON
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal income tax while seeking preservation of capital, by investing in a portfolio consisting primarily of Washington municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

State Update

Increased production by Boeing, Washington's single largest employer, spurred job growth in the state, and the unemployment rate was a low 4.7% in July. Aircraft construction, coupled with computer hardware and software production, continue to drive the state's economy, the fourth fastest growing in the nation. In addition to the jobs created by these sectors, which accounted for 54% of all new private sector jobs in June and July, local governments hired about 11,000 new workers during the same period. Although Washington's growth is largely a positive factor, there is a great deal of uncertainty as to whether Boeing can meet its outstanding delivery agreements and continue to produce aircraft at its current rate. Also, the state's high economic growth rate has produced a shortage of skilled workers, as both Boeing and the computer industry located in the Puget Sound area attempt to hire new workers and meet demand for their products.2

Washington's high growth rate has produced stronger than expected revenue income for the state. As a result, Washington's 1995-1997 fiscal biennium has been revised upward by $63.7 million and is projected to end with reserves of $478 million. The state's overall debt burden is moderate, and the state government is subject to statutory and constitutional limits on the issuance of general obligation debt. General fund expenditures are budgeted at $19.1 billion and are well within Initiative 601's spending limit of $19.2 billion. Included in these expenditures is a $194.6 million reduction in property tax revenue that is represented in the form of a November ballot initiative to limit the growth of property tax rates.3

2. Source: Federal Reserve Bank of San Francisco, 9/97.
3. Source: Standard & Poor's, 8/25/97.

What is Proposition 601?

Proposition 601 is an initiative that seeks to contain Washington state government spending. Approved by voters, it came into effect in 1995. Under the proposition the state's operating budget can increase at a rate no greater than the sum of population growth and inflation. If state revenues exceed this expenditure limit, the surplus will be deposited in an emergency reserve fund. The proposition also mandates a two-thirds majority vote in the state Senate and House for the passage of any tax increase.

Franklin Washington
Municipal Bond Fund
Portfolio Breakdown on 11/30/97

                                % of Total
                                 Long-Term
Sector                          Investments
Utilities                         29.9%
General Obligation                21.6%
Housing                           16.1%
Industrial                        13.4%
Education                         13.1%
Transportation                     2.3%
Prerefunded                        1.3%
Certificates of Participation      1.2%
Hospitals                          1.1%

For a complete list of portfolio holdings, please see page 52.


GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Notes

Within the positive investment environment of Washington's growing economy and the state's strong fiscal position the fund performed well. During the six-month reporting period, we sold some relatively low coupon bonds and purchased higher coupon issues. At the same time, we invested new cash that came into the fund in quality issues that offered relatively high tax-free returns, including: Pierce Co., Washington, Economic Development Corporation for Occidental Petroleum; Tacoma, Washington, general obligation bonds; Washington State Higher Education Facilities and Washington State Housing Finance Commission. Over the course of the period, the fund's net assets grew from $8.4 million on May 31, 1997, to $9.4 million on November 30, 1997.

Please remember, this discussion reflects our views and opinions as of November 30, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

The share price of Franklin Washington Municipal Bond Fund, as measured by net asset value, increased 27 cents from $10.09 on May 31, 1997 to $10.36 on November 30, 1997. During the six-month reporting period, the fund paid income distributions totaling 29.3 cents ($0.293) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.9 cents ($0.049) and the maximum offering price of $10.82 on November 30, 1997, your fund's distribution rate was 5.43%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and Washington state personal income tax bracket would need to earn 8.99% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Washington Municipal Bond Fund
Periods ended 11/30/97
                                                                     Since
                                                                   Inception
                                                  1-Year   3-Year   (5/3/93)
Cumulative Total Return1                          7.63%    40.88%   33.09%
Average Annual Total Return2                      3.08%    10.49%    5.45%
Distribution Rate3                     5.43%
Taxable Equivalent Distribution Rate4  8.99%
30-Day Standardized Yield5             5.06%
Taxable Equivalent Yield4              8.38%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.9 cents per share monthly dividend and the maximum offering price of $10.82 on November 30, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum federal income tax bracket of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1997.
Prior to July 1, 1994, fund shares were offered at a higher initial sales charge with dividends reinvested at the offering price; thus, actual total returns would be somewhat lower. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.26%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


Franklin Washington
Municipal Bond Fund
Dividend Distributions
6/1/97 - 11/30/97*

              Dividend
Month         per share
June          4.8 cents
July          4.9 cents
August        4.9 cents
September     4.9 cents
October       4.9 cents
November      4.9 cents
Total        29.3 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


Past performance is not predictive of future results.

GLOSSARY OF INVESTMENT TERMS

Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard &
Poor's or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

Investment Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds are generally invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.

MUNICIPAL BOND RATINGS

Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from

AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights



Franklin Arkansas Municipal Bond Fund
                                                                                        Class I
                                                       ------------------------------------------------------
                                                       Six months ended
                                                       November 30, 1997           Year ended May 31,
                                                         (unaudited)     1997      1996       1995       1994+
                                                       ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period..............         $10.51     $10.21    $10.32     $10.06     $10.00
                                                       ------------------------------------------------------
Income from investment operations:
 Net investment income ...........................            .28        .58       .55        .51        .01
 Net realized and unrealized gains (losses).......            .33        .31      (.08)       .19        .05
                                                       ------------------------------------------------------
Total from investment operations..................            .61        .89       .47        .70        .06
Less distributions from net investment income.....           (.29)      (.59)     (.58)      (.44)     --
                                                       ------------------------------------------------------
Net asset value, end of period....................         $10.83     $10.51    $10.21     $10.32     $10.06
                                                       ======================================================
Total return**....................................           5.86%      8.90%     4.65%      7.27%       .60%

Ratios/supplemental data
Net assets, end of period (000's).................         $19,313    $13,140    $8,166     $4,134     $2,213
Ratios to average net assets:
 Expenses.........................................            .10%*      .10%      .10%       .10%       .03%*
 Expenses excluding waiver and payments by affiliate                     .96%*     .87%      1.04%      1.11%
1.20%*
 Net investment income ...........................           5.44%*     5.71%     5.69%      5.64%      2.00%*
Portfolio turnover rate...........................              --      6.61%    19.22%     77.63%     --

*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
+For the period May 10, 1994 (effective date) to May 31, 1994.

See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, November 30, 1997 (unaudited)





                                                                                                             PRINCIPAL
 Franklin Arkansas Municipal Bond Fund                                                            AMOUNT       VALUE
 a  Long Term Investments 100.7%
    Arkansas GO, Refunding, Waste Disposal and Pollution, Series B, 6.25%, 7/01/20..............$ 130,000     $ 137,931
    Arkansas State College Savings, Series B, 5.20%, 6/01/15....................................  300,000       301,113
    Arkansas State Development Finance Authority, Drivers License Revenue, Police Headquarters,
  Wireless Data, FGIC Insured,
     5.15%, 6/01/11.............................................................................  300,000       304,272
     5.40%, 6/01/18.............................................................................  950,000       969,798
    Arkansas State Development Finance Authority, HMR, Series B-1, 5.80%, 1/01/23...............  500,000       510,545
    Arkansas State Development Finance Authority, SFMR, MBS Program,
     Series B, 6.10%, 1/01/29...................................................................1,000,000     1,040,800
     Series D, 6.85%, 1/01/27...................................................................  110,000       119,837
    Arkansas State Development Finance Authority, Waste Water Systems Revenue, Revolving Loan Fund,
  Series A, 5.85%, 12/01/19.....................................................................1,000,000     1,041,540
    Arkansas State Student Loan Authority Revenue, Refunding,
     Series B, 5.60%, 6/01/14...................................................................  325,000       330,090
     Sub-Series B, 6.25%, 6/01/10...............................................................  500,000       532,165
    Arkansas State Water Resources Development,
     Series A, 5.70%, 7/01/26...................................................................  560,000       568,971
     Series B, 5.75%, 7/01/25...................................................................  300,000       308,319
     Series B, 5.25%, 7/01/26...................................................................  500,000       496,315
    Blytheville Solid Waste Recycling and Sewage Treatment Revenue,
     Nucor Corp. Project, 6.375%, 1/01/23.......................................................  100,000       107,324
    Camden Environmental Improvement Revenue, International Paper Co. Project,
     Series A, 7.625%, 11/01/18.................................................................  250,000       293,900
 b  Conway Sales & Use Tax Revenue, Capital Improvement, Series A,
     FSA Insured, 5.35%, 12/01/17...............................................................  750,000       751,148
    Conway Public Facilities Board, Capital Improvement Revenue,
     Hendrix College Project, 6.00%, 10/01/26...................................................  500,000       518,310
    Fort Smith Water and Sewer Revenue, Refunding and Construction,
     MBIA Insured, 6.00%, 10/01/12 .............................................................  130,000       139,968
    Fouke School District No. 15, Refunding and Construction, MBIA Insured,
     Pre-Refunded, 6.60%, 4/01/19 ..............................................................  130,000       145,257
    Greenland School District No. 95, Washington County, Refunding and Construction,
     MBIA Insured, 6.50%, 5/01/13...............................................................  115,000       119,927
    Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ..................................  125,000       136,534
    Jefferson County PCR, Refunding, Arkansas Power & Light Co., 6.30%, 6/01/18 ................  400,000       429,028
    Jonesboro City Water and Light Plant, Public Utilities System Revenue,
     MBIA Insured, 5.40%, 11/15/13..............................................................  100,000       102,913
     Refunding, AMBAC Insured, 5.25%, 12/01/13..................................................  200,000       202,870
    Jonesboro Residential Housing and Health Care Facilities Board, Hospital Revenue, Refunding,
      St. Bernard's Regional Medical Center, Series B, AMBAC Insured, 5.90%, 7/01/16............  450,000       470,511
    Little Rock Capital Improvement, Refunding, 6.30%, 2/01/09 .................................  140,000       144,396
    Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 ............  130,000       135,994
    Little Rock School District GO, Refunding, 6.25%, 12/01/07 .................................  120,000       121,108
    Little Rock School District, Refunding, FSA Insured, 5.60%, 1/01/20.........................  100,000       101,006
    Little Rock Waste Disposal Revenue, 5.80%, 5/01/16..........................................  440,000       456,861
    North Little Rock Health Facilities Board, Health Care Revenue,
     Baptist Health Facility, Series A, MBIA Insured,
      5.50%, 12/01/21...........................................................................  800,000       813,528
    Paragould Hospital Revenue, 6.375%, 10/01/17................................................  400,000       428,568
    Pope County PCR, Refunding, Arkansas Power and Light Co. Project, 6.30%, 11/01/20...........  500,000       521,560
    Puerto Rico Commonwealth GO,
     6.50%, 7/01/23 ............................................................................  250,000       276,313
     Custodial Receipts, AMBAC Insured, 5.40%, 7/01/25..........................................  250,000       250,988
    Puerto Rico Commonwealth GO, Public Improvement, 5.75%, 7/01/17 ............................  250,000       259,190
    Puerto Rico Commonwealth Highway Authority Revenue, Series Q, 6.00%, 7/01/20................  165,000       168,736
    Puerto Rico Commonwealth Highway & Transportation Authority Revenue,
     Series Y, 5.50%, 7/01/26 ..................................................................  350,000       351,376
    Puerto Rico Electric Power Authority Revenue,
     Series R, 6.25%, 7/01/17 ..................................................................$ 175,000     $ 186,232
     Series T, 5.50%, 7/01/20...................................................................  400,000       398,952
     Series X, 5.50%, 7/01/25 ..................................................................  200,000       200,480
    Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
     Control Facilities Financing Authority,
      Industrial Revenue, Teacher's Retirement System, Series B, 5.50%, 7/01/21.................  250,000       256,235
    Puerto Rico SFMR, Bank and Financial Agency, Affordable Housing Mortgage,
     Portfolio I, 6.25%, 4/01/29................................................................  175,000       185,115
    Pulaski County Health Facilities Board Revenue, Refunding,
     Nazareth Sisters of Charity, St. Vincent's Infirmary,
      MBIA Insured, 6.05%, 11/01/09 ............................................................  125,000       139,525
    Pulaski County Public Facilities Board, MFR, Refunding,
     South Oaks Apartments, Series A, 6.50%, 10/20/29 ..........................................  600,000       638,628
    Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19...............  700,000       733,593
    Saline County Retirement Housing and Healthcare Facilities Board Revenue,
     Refunding, AMBAC Insured,  5.80%, 6/01/11..................................................  195,000       208,808
    Sebastian County Community Junior College District, Refunding & Improvement,
     AMBAC Insured, 5.60%, 4/01/17..............................................................  600,000       617,190
    Texarkana Public Facilities Board, Waterworks Facilities Revenue, Refunding,
     FGIC Insured, 5.40%, 9/01/15 ..............................................................  200,000       203,316
    University of Arkansas Revenues,
     Student Fee, Phillips College, 5.00%, 9/01/17..............................................  300,000       290,502
     Various Facilities, Fayetteville Campus, 5.25%, 11/01/17...................................  300,000       301,089
     Various Facilities, Fayetteville Campus, 5.00%, 11/01/22...................................  165,000       160,366
    University of Central Arkansas Revenue, Athletic Facilities,
     Series C, AMBAC Insured, 6.125%, 4/01/26...................................................  375,000       399,022
    University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25..................  285,000       284,996
    University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ...............  125,000       129,212
                                                                                                          -------------
    Total Long Term Investments (Cost $18,661,024)..............................................             19,442,271
                                                                                                          -------------
 aShort Term Investments 1.0%
    Arkansas State Development Finance Authority, Higher Education,
     Capital Asset, Series A, FGIC Insured,  Weekly VRDN and Put, 3.90%, 12/01/15...............  100,000       100,000
    Puerto Rico Commonwealth Government Development Bank,
     Refunding, Weekly VRDN and Put, 3.80%, 12/01/15............................................  100,000       100,000
                                                                                                          -------------
    Total Short Term Investments (Cost $200,000)................................................                200,000
                                                                                                          -------------
    Total Investments (Cost $18,861,024) 101.7% ................................................             19,642,271
    Other Assets, less Liabilities (1.7)% ......................................................               (328,933)
                                                                                                          -------------
    Net Assets 100.0%...........................................................................            $19,313,338
                                                                                                          =============

 See glossary of terms on page 54.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin California High Yield Municipal Fund
                                                                              Class I
                                         --------------------------------------------------------------------
                                          Six months ended
                                          November 30, 1997               Year ended May 31,
                                            (unaudited)      1997      1996      1995       1994        1993+
                                         --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period.......    $10.10        $9.81     $9.93     $9.73      $9.97     $10.00
                                         --------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................       .32          .63       .64       .66        .53        .03
 Net realized and unrealized gains (losses)       .42          .29      (.10)      .18       (.20)      (.06)
Total from investment operations...........       .74          .92       .54       .84        .33       (.03)
Less distributions from:
 Net investment income.....................      (.31)        (.63)++   (.66)     (.64)      (.56)     --
 Net realized gains........................     --           --        --        --          (.01)     --
                                         --------------------------------------------------------------------
Total distributions........................      (.31)        (.63)     (.66)     (.64)      (.57)     --
                                         --------------------------------------------------------------------
Net asset value, end of period.............    $10.53       $10.10     $9.81     $9.93      $9.73      $9.97
                                         ====================================================================
Total return**.............................      7.39%        9.64%     5.55%     9.08%      3.22%     (3.60)%*

Ratios/supplemental data
Net assets, end of period (000's)..........   $297,904    $213,396  $118,313   $51,102    $31,938     $2,245
Ratios to average net assets:
 Expenses..................................       .42%*        .34%      .35%      .20%       .07%     --
 Expenses excluding waiver and payments
  by affiliate.............................       .78%*        .75%      .81%      .88%       .87%      1.42%*
 Net investment income.....................      5.98%*       6.24%     6.49%     6.89%      6.14%      3.85%*
Portfolio turnover rate....................     20.93%       33.79%    28.02%    57.06%     40.74%      8.89%

*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
+For the period May 3, 1993 (effective date) to May 31, 1993.
++Includes distributions in excess of net investment income in the amount of $.002.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

Franklin California High Yield Municipal Fund (cont.)
                                                                                       Class II
                                                                        ------------------------------------
                                                                        Six months ended
                                                                        November 30, 1997  Year ended May 31,
                                                                            (unaudited)    1997       1996++
                                                                        ------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period...................................           $10.12     $9.82     $9.82
                                                                        ------------------------------------
Income from investment operations:
 Net investment income.................................................              .29       .58       .05
 Net realized and unrealized gains.....................................              .43       .29     --
                                                                        ------------------------------------
Total from investment operations.......................................              .72       .87       .05
Less distributions from net investment income..........................             (.28)     (.57)     (.05)
                                                                        ------------------------------------
Net asset value, end of period ........................................           $10.56    $10.12     $9.82
                                                                        ====================================
Total return**.........................................................             7.18%     9.08%      .54%

Ratios/supplemental data
Net assets, end of period (000's) .....................................           $22,354   $10,624      $212
Ratios to average net assets:
 Expenses..............................................................              .90%*     .90%      .91%*
 Expenses excluding waiver and payments by affiliate...................             1.26%*    1.31%     1.81%*
 Net investment income ................................................             5.50%*    5.68%     5.73%*
Portfolio turnover rate................................................            20.93%    33.79%    28.02%


*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++For the period May 1, 1996 (effective date) to May 31, 1996.

See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, November 30, 1997 (unaudited)


                                                                                                            PRINCIPAL
 Franklin California High Yield Municipal Fund                                                     AMOUNT       VALUE
a   Long Term Investments 95.6%
    ABAG Finance Authority For Nonprofit Corporations, COP, 6.15%, 1/01/22 .................. $ 1,515,000   $ 1,599,658
    Adelanto Water Authority Revenue, Water Systems Acquisition Project,
    Series A, 7.50%, 9/01/28 ................................................................   2,000,000     2,097,280
    Alameda CFD No.2, Special Tax, 6.125%, 9/01/16...........................................   1,240,000     1,244,687
    Alameda Public Financing Authority, Local Agency Revenue,
     Refunding, Special Tax, Community Facility No. 1-A,
     6.70%, 8/01/12..........................................................................   3,400,000     3,593,324
     7.00%, 8/01/19..........................................................................   4,015,000     4,337,244
    American Canyon Joint Powers Financing Authority, Lease Revenue,
     Civic/Recreation Facilities, 6.40%, 6/01/22.............................................   1,000,000     1,051,090
    Antioch 1915 Act, AD No. 27, Series D, 7.30%, 9/02/13 ...................................     470,000       484,594
    Avenal Public Financing Authority Revenue, Refunding,....................................
     7.00%, 9/02/10..........................................................................   1,745,000     1,753,184
     7.25%, 9/02/27..........................................................................   3,665,000     3,684,828
    Beaumont Financing Authority, Local Agency Revenue, Refunding,
     Sewer Enterprise Project, Series A,   6.75%, 9/01/25....................................   5,000,000     5,128,400
    Belmont RDA, Tax Allocation, Los Costanos Community Development,
     Series A, 6.80%, 8/01/24................................................................   1,510,000     1,647,093
    Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment, 7.00%, 9/02/14 .......     455,000       469,196
    Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28......................   1,000,000     1,008,080
 b  Brentwood 1915 Act, Capital Improvement Finance Program, No. 9, Infrastructure Financing,
     5.875%, 9/02/17.........................................................................     675,000       667,697
     6.00%, 9/02/27..........................................................................   1,000,000       990,300
    Calexico Special Financing Authority, Sales Tax Revenue,
     7.40%, 1/01/99..........................................................................      10,000        10,159
     7.40%, 1/01/00..........................................................................     125,000       128,118
     7.40%, 1/01/01..........................................................................     165,000       170,226
     7.40%, 1/01/02..........................................................................     175,000       181,498
     7.40%, 1/01/03..........................................................................     220,000       228,910
     7.40%, 1/01/04..........................................................................     235,000       244,865
     7.40%, 1/01/05..........................................................................     285,000       296,887
     7.40%, 1/01/06..........................................................................     340,000       353,559
     7.40%, 1/01/18..........................................................................   7,680,000     7,923,686
    California Educational Facilities Authority Revenue,
     Pooled College and University Projects, Series B, 6.30%, 4/01/21........................   1,000,000     1,062,350
     Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16............................   4,000,000     4,186,160
    California Educational Facilities Authority Revenue, Refunding,
     Los Angeles College of Chiropractic,   5.60%, 11/01/17..................................   1,500,000     1,494,555
    California Health Facilities Financing Authority Revenue,
     Cedarknoll, Series B, CHFCLP Insured, 7.50%, 8/01/20....................................   1,800,000     1,953,036
     Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15............................     990,000     1,056,855
    California HFA Revenue, Home Mortgage,
     MFHR, Series B, AMBAC Insured, 6.15%, 8/01/22...........................................   5,000,000     5,263,200
     Series B, 7.125%, 2/01/26 ..............................................................     975,000     1,051,343
     Series F-1, 7.00%, 8/01/26 .............................................................   1,795,000     1,923,809
     Series H, 6.25%, 8/01/27................................................................   2,490,000     2,626,552
     Series R, MBIA Insured, 6.15%, 8/01/27..................................................   3,285,000     3,463,803
    California PCFA Revenue, Series B,.......................................................
      Pacific Gas & Electric Co., 5.85%, 12/01/23............................................   5,000,000     5,157,550
      Southern California Edison Co., 6.40%, 12/01/24........................................   2,000,000     2,171,240
    California PCFA, Solid Waste Disposal Revenue,
     Browning-Ferris Industries, Inc., 6.75%, 9/01/19........................................   1,000,000     1,123,710
    California Special District Association Finance Corp., COP, Series V, 7.50%, 5/01/13 ....      75,000        79,748
    California State GO,
     FGIC Insured, 6.00%, 8/01/19............................................................ $ 1,500,000   $ 1,592,370
     Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22...................................   1,250,000     1,279,238
    California State HFA, Mortgage Revenue, Series L, MBIA Insured, 6.40%, 8/01/27...........   3,000,000     3,212,820
    California Statewide CDA Revenue, COP, CHFCLP Insured, 7.25%, 12/01/22 ..................   1,800,000     2,065,500
    Capistrano USD, CFD, Special Tax No. 9, 7.00%, 9/01/18 ..................................   1,000,000     1,040,380
    Duarte RDA, Tax Allocation,
     Rancho Duarte Phase I Project Area, 6.80%, 9/01/16......................................     825,000       858,066
     Refunding, Davis Addition Project Area, 6.70%, 9/01/14..................................   2,615,000     2,720,385
     Refunding, Davis Addition Project Area, 6.90%, 9/01/18..................................   4,120,000     4,284,594
    Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien, Series A,
     6.50%, 1/01/32..........................................................................   5,500,000     5,927,075
     6.00%, 1/01/34..........................................................................   8,235,000     8,555,506
    Garden Grove Housing Authority, MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24..   6,375,000     6,679,598
    Gateway Improvement Authority Revenue, Marin City CFD, Series A, 7.75%, 9/01/25..........   2,500,000     2,769,525
    Granada Sanitation District, 1915 Act, Sewage Treatment Facilities, Financing District, Series A,
     7.125%, 9/02/16.........................................................................     985,000     1,015,476
     7.25%, 9/02/22..........................................................................     990,000     1,020,641
    Hawaiian Gardens RDA Project No. 1, Tax Allocation, Refunding, 6.35%, 12/01/33...........   4,000,000     4,179,240
    Hesperia Public Financing Authority, Improvement Revenue, Series B, 7.375%, 10/01/23 ....   1,930,000     2,007,663
    Huntington Beach Public Financing Authority Revenue, Huntington Beach Redevelopment Projects,
      Refunding, 7.00%, 8/01/24..............................................................   1,000,000     1,033,640
    Irvine 1915 Act, AD No. 95, 6.70%, 9/02/20...............................................   2,500,000     2,563,600
    Irvine Ranch Water District, Joint Powers Agency, Local Pool Revenue,
     Issue I, 7.875%, 2/15/23 ...............................................................   1,000,000     1,007,620
     Issue II, 8.25%, 8/15/23 ...............................................................   2,000,000     2,058,740
    John C. Fremont Hospital District Revenue, California Health Facilities,
    Insured, 6.75%, 6/01/13 .................................................................   1,500,000     1,642,155
    Lake Elsinore 1915 Act, AD No. 9, Series A, 7.90%, 9/02/24 ..............................   1,265,000     1,338,003
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.125%, 9/01/19.............   1,000,000     1,029,640
    Lancaster RDA, Tax Allocation, Refunding, Sub-Residential Redevelopment Project, Subordinated Lien,
      6.65%, 9/01/27.........................................................................   2,500,000     2,521,025
    Lemon Grove School District COP, Vista La Mesa
     Elementary School Construction, 6.40%, 9/01/26..........................................   2,000,000     2,065,960
    Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .......................................     140,000       141,593
    Los Angeles Harbor Development Revenue, Series B,........................................
     6.00%, 8/01/14..........................................................................   3,500,000     3,690,330
     5.375%, 11/01/23........................................................................   2,465,000     2,439,364
    Los Angeles MFR, Refunding, Series J-2, 8.50%, 1/01/24...................................   1,150,000     1,173,828
    Los Angeles USD, COP, Multiple Properties Project,
     Refunding, FSA Insured, 5.625%, 11/01/13................................................   2,500,000     2,502,175
    Lynwood Public Financing Authority Revenue,
     Water System Improvement Project, 6.50%, 6/01/21........................................   1,175,000     1,246,722
    Millbrae Elementary School District, COP, Financing Project, 6.90%, 3/01/22..............   1,480,000     1,575,031
    Modesto Public Financing Authority, Lease Revenue, John Thurman
     Field Renovation Project, 6.125%, 11/01/16..............................................   1,750,000     1,815,450
    National City Community Development Commission, MFHR,
     Park Villas Apartments, Series A, GNMA Secured,   5.85%, 7/20/19........................   1,545,000     1,594,904
    Newport Mesa USD, Special Tax, CFD No. 90-1, 6.75%, 9/01/21..............................   2,000,000     2,061,680
    Oakland Revenue, Refunding, YMCA of the East Bay Project, 7.10%, 6/01/10.................   2,815,000     3,060,637
    Orinda 1915 Act, AD No. 9, Oak Springs, 8.25%, 9/02/19 ..................................   1,545,000     1,594,270
    Oroville Hospital Revenue, Oroville Hospital, Series A,
     CHFCLP Insured, 5.40%, 12/10/17.........................................................   1,140,000     1,135,850
    Palmdale Special Tax, CFD No. 9, Ritter Ranch Project, Series A, 8.50%, 9/01/17 .........  10,000,000     9,671,900
    Perris Public Financing Authority, Local Agency Revenue, Series B, 7.25%, 8/15/23 .......   $ 500,000     $ 518,505
    Richmond Revenue, Refunding, YMCA of the East Bay Project, 7.25%, 6/01/17................   3,100,000     3,308,909
    Riverside County CFD, Refunding, Special Tax,
     Senior Lien, No. 87-5, Series A, 7.00%, 9/01/13.........................................   7,335,000     7,720,088
 b  Riverside County Public Financing Authority, Lease Revenue,
     AMBAC Insured, 5.375%, 10/01/22.........................................................   1,590,000     1,588,776
    Sacramento County 1915 Act, Refunding, Sunrise/U.S. Corridor Assessment,
     7.00%, 9/02/09..........................................................................      85,000        87,680
    Sacramento County Special Tax, Refunding, CFD No.1, 6.30%, 9/01/21.......................   1,575,000     1,606,248
    Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28.....................   2,665,000     2,687,573
    Salinas Valley Solid Waste Authority Revenue,
     5.75%, 8/01/18..........................................................................     500,000       499,955
     5.80%, 8/01/27..........................................................................   1,100,000     1,098,350
    San Bernardino Associated Communities Financing Authority,
     Health Care, COP, Refunding and Improvement,
      Granada Hills, Series A, 6.90%, 5/01/27................................................  10,000,000    10,565,700
    San Bernardino County MFHR, Series A,
     Meadowland Apartments Project, 6.50%, 3/01/10...........................................   7,250,000     7,197,003
     Park Heights Apartments, 6.50%, 8/01/05.................................................   2,520,000     2,501,579
    San Bernardino Joint Powers Financing Authority, Lease Revenue,
     Department of Transportation Lease,
      Series A, 5.50%, 12/01/20..............................................................   4,000,000     3,989,600
    San Diego County Educational Facilities Authority No. 1, Lease Revenue, 6.50%, 8/15/15...     850,000       904,434
    San Diego Special Tax, CFD No. 1, Series B, 7.10%, 9/01/20...............................   3,500,000     3,761,800
    San Francisco City and County Airports Commission, International Airport Revenue,
     Second Series, Issue 8A,   FGIC Insured, 6.25%, 5/01/20.................................   1,570,000     1,671,862
    San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue,
  Redevelopment Projects, Series A, 5.50%, 8/01/22...........................................   1,180,000     1,180,106
    San Francisco City and County Revenue, Irwin Memorial Blood Centers,
     Series A, 6.80%, 12/01/21...............................................................     800,000       861,064
    San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection &
     Restoration Assessment, FSA Insured,  6.00%, 9/02/14....................................     970,000     1,001,098
    San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
     Junior Lien, ETM, 0.00%, 1/01/28........................................................  19,150,000     3,856,044
     Senior Lien, Pre-Refunded, 7.00%, 1/01/30...............................................     675,000       766,530
     Senior Lien, Pre-Refunded, 6.75%, 1/01/32...............................................   3,450,000     3,878,904
     Refunding, Series A, 5.50%, 1/15/28.....................................................  18,210,000    18,076,157
    San Jose Financing Authority Revenue, Convention Center Project, Series C,
     6.40%, 9/01/17..........................................................................   5,000,000     5,310,150
    San Luis Obispo COP, Vista Hospital System, Inc., 8.375%, 7/01/29........................   6,660,000     6,999,660
    San Mateo RDA, Tax Allocation, Merged Area, Series A,
     5.50%, 8/01/17..........................................................................   1,330,000     1,321,980
     5.50%, 8/01/22..........................................................................   4,820,000     4,761,918
    San Ramon Public Financing Authority, Refunding, Tax Allocation, 6.90%, 2/01/24 .........   1,500,000     1,617,343
    Sand City RDA, Tax Allocation Revenue, Sand City Redevelopment Project, 6.00%, 11/01/26..   3,900,000     4,013,841
    Santa Rosa 1915 Act, Fountain/Grove Parkway Extension Assessment, 7.625%, 9/02/19........   1,500,000     1,547,130
    Southern California Public Power Authority, Southern Transmission Project Revenue,
     Sub-Crossover Refunding,  6.125%, 7/01/18...............................................   1,140,000     1,209,540
    Stockton Health Facilities Revenue, Refunding,
     Dameron Hospital Association, Series A, 5.70%, 12/01/14.................................   2,000,000     2,034,780
    Taft Public Financing Authority, Lease Revenue, Community Correctional Facility Project,
     Series A, 6.05%, 1/01/17................................................................   3,235,000     3,413,636
    Tracy COP, I-205 Corridor Improvement Project, 7.00%, 10/01/27 ..........................   1,200,000     1,272,611
    Upland COP, Refunding, Mortgage Insured, 5.50%, 6/01/21..................................   2,000,000     2,004,720
    Vallejo COP, Refunding, Marine World Foundation Project, 7.40%, 2/01/28..................   9,345,000    10,112,131
    Victor Valley Union High School District COP, Instructional Academy Project,
     MBIA Insured, 5.80%, 11/15/21...........................................................   1,000,000     1,047,420

    Western Placer Waste Management Authority Revenue, 6.75%, 7/01/14........................ $ 7,400,000   $ 7,931,320
    Westminster COP, Public Improvements Project, 6.00%, 6/01/22.............................   2,060,000     2,133,376
                                                                                                          -------------
    Total Long Term Investments (Cost $290,919,988)..........................................               306,140,189
                                                                                                          -------------
 a  Short Term Investments 3.1%
    California Health Facilities Finance Authority Revenue, Refunding, Series B,
     Daily VRDN and Put, 3.70%
     Sutter/CHS, AMBAC Insured, 7/01/12......................................................   2,100,000     2,100,000
     St. Joseph Systems, 7/01/13.............................................................     500,000       500,000
    California PCFA Revenue, Refunding, Shell Oil Co. Project, Series A,
     Daily VRDN and Put, 3.70%, 10/01/07.....................................................     900,000       900,000
    California Statewide Community Development Authority Revenue,
     COP, St. Joseph Health Systems Group,
      Daily VRDN and Put, 3.70%, 7/01/24.....................................................     800,000       800,000
    Irvine 1915 Act, AD No.93, Oak Creek Project, Daily VRDN and Put, 3.75%, 9/02/22.........   1,200,000     1,200,000
    Irvine Ranch Consolidated Water District, Daily VRDN and Put,
     3.70%, 6/01/15..........................................................................     800,000       800,000
     Nos.105, 250 and 290, 3.75%, 8/01/16....................................................     500,000       500,000
     Nos.105, 140, 240 and 250, 3.75%, 1/01/21...............................................     700,000       700,000
     Nos.105, 140, 240 and 250, 3.75%, 4/01/33...............................................   1,100,000     1,100,000
    Orange County Various Sanitation Districts, COP, FGIC Insured,
     Daily VRDN and Put, 3.60%, 8/01/17......................................................   1,400,000     1,400,000
                                                                                                          -------------
    Total Short Term Investments (Cost $10,000,000)..........................................                10,000,000
                                                                                                          -------------

    Total Investments (Cost $300,919,988) 98.7% .............................................               316,140,189
    Other Assets, less Liabilities 1.3% .....................................................                 4,117,861
                                                                                                          -------------
    Net Assets 100.0%........................................................................              $320,258,050
                                                                                                          =============

See Glossary of terms on page 54.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Hawaii Municipal Bond Fund
                                                                          Class I
                                        --------------------------------------------------------------------
                                         Six months ended
                                         November 30, 1997               Year ended May 31,
                                            (unaudited)      1997      1996      1995       1994       1993
                                        --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......     $10.79       $10.54    $10.67    $10.36     $10.80     $10.18
                                        --------------------------------------------------------------------
Income from investment operations:
 Net investment income....................        .30          .60       .60       .60        .62        .63
 Net realized and unrealized gains (losses)       .31          .25      (.13)      .31       (.46)       .63
                                        --------------------------------------------------------------------
Total from investment operations..........        .61          .85       .47       .91        .16       1.26
Less distributions from net investment income    (.30)        (.60)     (.60)     (.60)      (.60)      (.64)
                                        --------------------------------------------------------------------
Net asset value, end of period............     $11.10       $10.79    $10.54    $10.67     $10.36     $10.80
                                        ====================================================================
Total return**............................       5.67%        8.23%     4.49%     9.26%      1.35%     12.77%

Ratios/supplemental data
Net assets, end of period (000's).........     $42,823      $40,003   $38,805   $36,827    $26,904    $18,657
Ratios to average net assets:
 Expenses.................................        .40%*        .39%      .35%      .20%       .05%     --
 Expenses excluding waiver and payments
  by affiliate............................        .82%*        .83%      .84%      .87%       .92%      1.06%
 Net investment income....................       5.38%*       5.59%     5.63%     6.02%      5.76%      5.95%
Portfolio turnover rate...................       3.88%       13.40%    16.01%    22.88%     31.35%     48.70%

*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, November 30, 1997 (unaudited)



                                                                                                            PRINCIPAL
Franklin Hawaii Municipal Bond Fund                                                              AMOUNT       VALUE
Long Term Investments 97.7%
Guam Airport Authority Revenue, Series B,
 6.60%, 10/01/10 ............................................................................   $ 200,000     $ 218,454
 6.70%, 10/01/23 ............................................................................   1,000,000     1,098,330
Guam Government, Limited Obligation Highway, Refunding,
 Series A, FSA Insured, 6.30%, 5/01/12 ......................................................     280,000       301,277
Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 .....................................     300,000       314,520
Hawaii State Airport System Revenue,
 Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ................................     300,000       316,167
 Second Series 1990, FGIC Insured, 7.50%, 7/01/20 ...........................................      60,000        65,586
 Second Series 1991, 7.00%, 7/01/18 .........................................................   1,520,000     1,648,030
 Second Series 1991, MBIA Insured, 6.75%, 7/01/21 ...........................................     200,000       216,528
 Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ...........................................     400,000       467,524
Hawaii State Department of Budget and Finance, Special Purpose Revenue,
 Hawaii Electric Light Co. Project, Mortgage, 7.20%, 12/01/14 ...............................     100,000       106,656
 Hawaiian Electric Co., Mortgage, Series A, MBIA Insured, 6.60%, 1/01/25 ....................   1,950,000     2,145,254
 Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26.....................     500,000       516,560
 Hawaiian Electric Co. and Subsidiaries, Mortgage, MBIA Insured, 6.55%, 12/01/22 ............   3,425,000     3,724,859
 Kapiolani Health Obligation, 6.25%, 7/01/21.................................................   1,100,000     1,162,722
 Pali Momi Medical Center Project, Pre-Refunded, 7.65%, 7/01/19..............................     105,000       118,909
 Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 7/01/22 ..................     500,000       548,400
 Refunding, Hawaii Electric Co., 6.875%, 4/01/12 ............................................      25,000        25,550
 Refunding, Kaiser Permanente, Series A, 6.25%, 3/01/21 .....................................     100,000       105,303
 Refunding, Kapiolani Health Care System, 6.40%, 7/01/13 ....................................     600,000       639,540
 Refunding, Kapiolani Health Care System, 6.00%, 7/01/19.....................................     125,000       129,606
 Refunding, Queens Health System, Series A, 6.05%, 7/01/16...................................   1,000,000     1,065,920
 Refunding, Queens Health System, Series A, 6.00%, 7/01/20...................................     120,000       126,928
 Refunding, Queens Health System, Series A, 5.75%, 7/01/26...................................   1,500,000     1,535,730
 Refunding, Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.50%, 7/01/12 .......     725,000       736,680
 St. Francis Medical Centers, FSA Insured, 6.50%, 7/01/22 ...................................   1,100,000     1,188,957
Hawaii State Department of Transportation, Special Facilities Revenue,
 Refunding, Matson Terminals, Inc.,  5.75%, 3/01/13 .........................................      75,000        77,548
Hawaii State GO,
 Series BT, Pre-Refunded, 6.125%, 2/01/11 ...................................................     100,000       106,513
 Series BW, 6.375%, 3/01/11 .................................................................     100,000       113,088
 Series CA, 6.00%, 1/01/09 ..................................................................     100,000       109,672
 Series CP, FGIC Insured, 5.00%, 10/01/17....................................................     100,000        96,935
Hawaii State Harbor Capital Improvement Revenue,
 Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 .......................................   1,000,000     1,073,820
 Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ......................................     500,000       536,280
 Series 1990, MBIA Insured, 7.25%, 7/01/10 ..................................................      70,000        76,113
 Series 1990, MBIA Insured, 7.00%, 7/01/17 ..................................................      80,000        86,259
 Series 1992, FGIC Insured, 6.50%, 7/01/19 ..................................................     200,000       214,978
Hawaii State Housing Finance and Development Corp. Revenue,
 Affordable Rental Housing Program, Series A,
 6.00%, 7/01/15..............................................................................   1,000,000     1,043,590
 6.05%, 7/01/22..............................................................................     750,000       782,625
 6.10%, 7/01/30..............................................................................     250,000       260,850
Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue,
 Series A, FNMA Secured, 7.10%, 7/01/24 .....................................................     465,000       494,309
 Series A, 6.00%, 7/01/26....................................................................     290,000       297,998
Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue, (cont.)
 Series B, FNMA Secured, 5.45%, 7/01/17 .....................................................  $3,470,000   $ 3,590,340
 Series B, FNMA Secured, 5.85%, 7/01/17......................................................   1,800,000     1,824,606
Honolulu City and County,
 Refunding, Series 1992, 6.00%, 12/01/14 ....................................................     150,000       163,608
 Series A, Pre-Refunded, 6.30%, 3/01/08 .....................................................      85,000        92,943
 Series A, Pre-Refunded, 6.30%, 3/01/11 .....................................................     100,000       109,345
 Series A, Pre-Refunded, 6.70%, 8/01/07 .....................................................      75,000        82,073
 Series A, Pre-Refunded, 6.70%, 8/01/11 .....................................................     100,000       109,431
 Series B, Pre-Refunded, 6.125%, 6/01/14 ....................................................   1,000,000     1,101,080
 Water Supply Board, Water System Revenue, 5.80%, 7/01/21....................................   1,785,000     1,862,201
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35..............   1,205,000     1,311,510
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .........................     220,000       241,149
Maui County Board, Water Supply Revenue, Series A,
 FGIC Insured, Pre-Refunded, 6.70%, 12/01/11.................................................     100,000       110,146
Maui County GO,
 Refunding, Series 1992, 6.05%, 9/01/07 .....................................................      50,000        52,432
 Refunding, Series 1992, 6.10%, 9/01/08 .....................................................     300,000       315,051
 Refunding, Series A, FGIC Insured, 5.75%, 1/01/11 ..........................................     385,000       396,207
 Series A, FGIC Insured, 5.75%, 1/01/13......................................................     150,000       153,936
Northern Mariana Islands Commonwealth Ports Authority,
 Seaport Revenue, Port Saipan Harbor Improvement,
 Series A, 6.85%, 10/01/25...................................................................   1,000,000     1,044,190
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
 Series A, Pre-Refunded, 7.00%, 7/01/19......................................................     145,000       150,585
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, 7/01/18,
 Series T, Pre-Refunded, 6.625%..............................................................     315,000       350,403
 Series Y, 5.50%.............................................................................     800,000       803,144
Puerto Rico Electric Power Authority Revenue,
 Series O, 7.125%, 7/01/14 ..................................................................      60,000        63,454
 Series O, Pre-Refunded, 7.125%, 7/01/14 ....................................................      55,000        58,462
 Series T, 6.375%, 7/01/24...................................................................   1,000,000     1,091,850
Puerto Rico Industrial, Medical and Environmental Facilities Revenue PCFA,
 PepsiCo, Inc. Project, 6.25%, 11/15/13 .....................................................     350,000       382,697
Puerto Rico PBA, Guaranteed, Public Education and Health Facilities,
   Refunding, Series M, 5.75%, 7/01/15.......................................................     900,000       921,014
   Series L, Pre-Refunded, 6.875%, 07/01/21 .................................................     215,000       241,381
Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 1/01/22 ...............   1,230,000     1,300,257
                                                                                                          -------------
Total Investments (Cost $39,458,697) 97.7%...................................................                41,818,063
Other Assets, less Liabilities 2.3% .........................................................                 1,004,464
                                                                                                          -------------
Net Assets 100.0%............................................................................               $42,822,527
                                                                                                          =============

See glossary of terms on page 54.

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Tennessee Municipal Bond Fund
                                                                                Class I
                                                  -----------------------------------------------------------
                                                    Six months ended
                                                    November 30, 1997           Year ended May 31,
                                                       (unaudited)     1997      1996       1995        1994+
                                                  -----------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period..............         $10.71     $10.40    $10.53     $10.11     $10.00
                                                  -----------------------------------------------------------
Income from investment operations:
 Net investment income ...........................            .29        .58       .56        .52        .01
 Net realized and unrealized gains (losses).......            .38        .33      (.09)       .35        .10
                                                  -----------------------------------------------------------
Total from investment operations..................            .67        .91       .47        .87        .11
Less distributions from net investment income.....           (.29)      (.60)     (.60)      (.45)     --
                                                  -----------------------------------------------------------
Net asset value, end of period....................         $11.09     $10.71    $10.40     $10.53     $10.11
                                                  ===========================================================
Total return**....................................           6.28%      8.95%     4.50%      8.97%      1.10%

Ratios/supplemental data
Net assets, end of period (000's).................        $36,024    $26,708   $13,956     $5,986     $2,224
Ratios to average net assets:
 Expenses.........................................            .40%*      .40%      .33%       .10%       .03%*
 Expenses excluding waiver and payments by affiliate          .92%*      .84%      .91%       .92%      1.05%*
 Net investment income ...........................           5.24%*     5.51%     5.67%      6.02%      1.89%*
Portfolio turnover rate...........................          17.31%     27.60%    27.23%     24.71%     22.64%


*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
+For the period May 10, 1994 (effective date) to May 31, 1994.

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, November 30, 1997 (unaudited)




                                                                                                              PRINCIPAL
 Franklin Tennessee Municipal Bond Fund                                                           AMOUNT       VALUE
 a  Long Term Investments 101.0%
    Carroll County IDBR, Refunding, Henry I. Siegel Co., Inc. Project, 7.20%, 4/01/05 ......... $ 500,000     $ 520,035
    Cleveland Water and Sewer, FGIC Insured, 5.375%, 9/01/28................................... 1,000,000     1,001,790
    Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21.......................   500,000       506,785
    Dickson Electric System Revenue, MBIA Insured, 5.50%, 9/01/16.............................. 1,220,000     1,244,559
    Eastside Utility District, Hamilton County Waterworks Revenue,
     Refunding, MBIA Insured, 5.25%, 11/01/17.................................................. 1,020,000     1,022,632
    Franklin IDB, MFHR, Refunding, Landings Apartment Project,
     Series A, FSA Insured, 6.00%, 10/01/26.................................................... 1,000,000     1,042,780
    Hamilton County IDB, MFHR, Patten Towers Apartments, Series B, 7.125%, 2/01/09.............   500,000       517,385
    Hardeman County, FGIC Insured, 5.625%, 4/01/24.............................................   880,000       900,284
    Hollow Rock-Bruceton Special School District, FSA Insured, 5.75%, 4/01/24..................   500,000       518,075
    Humphreys County IDB, Solid Waste Disposal Revenue,
     Du Pont (E.I.) De Nemours & Co. Project, 6.70%, 5/01/24 ..................................   800,000       882,176
    Jackson GO, Refunding & Improvement, MBIA Insured, 5.125%, 3/01/16......................... 1,000,000       991,140
    Johnson City Health and Educational Facilities Board, Mortgage Revenue,
     Pine Oaks Assisted Project, Series A,   GNMA Secured, 5.90%, 6/20/37...................... 1,400,000     1,430,408
    Johnson City Public Improvement, FSA Insured, 5.90%, 6/01/12...............................   500,000       527,180
    Johnson City Public Improvement, GO, Series B, AMBAC Insured,
     Pre-Refunded, 6.70%, 5/01/20 .............................................................   100,000       114,881
    Johnson City Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ...................................   100,000       106,421
    Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
     FSA Insured, 5.40%, 1/01/23...............................................................   660,000       664,673
     Refunding, MBIA Insured, 6.10%, 1/01/19...................................................   100,000       106,005
    Knox County First Utility District, Water and Sewer Revenue, Refunding & Improvement,
     Series A, MBIA Insured,   5.625%, 12/01/19................................................ 1,000,000     1,030,360
    Knox County Health, Educational and Housing Facilities Board, Hospital Revenue, Refunding,
     Ft. Sanders Alliance, MBIA Insured, 5.75%, 1/01/14........................................ 1,250,000     1,345,488
     Mercy Health Systems, Series B, AMBAC Insured, 5.875%, 9/01/15 ...........................   345,000       357,875
    Knox County IDB, MFMR, Refunding, Waterford Apartments, Series A, 5.95%, 3/01/28...........   250,000       261,250
    Loudon County IDB, Solid Waste Disposal Revenue,
    Kimberly-Clark Corp. Project, 6.20%, 2/01/23 .............................................. 1,305,000     1,371,738
    Macon County GO, FGIC Insured, 5.90%, 9/01/13 .............................................   150,000       156,752
    Maury County IDB, PCR, Multi-Modal, Refunding, Saturn Corp. Project, 6.50%, 9/01/24 .......   620,000       680,388
    McKenzie High School District, FSA Insured, 5.75%, 4/01/22.................................   500,000       516,870
    Memphis GO, 5.75%, 8/01/15.................................................................   500,000       515,565
    Memphis Health, Educational and Housing Facilities Board, Mortgage Revenue, Refunding,
     Edgewater Territory, FHA/GNMA Secured, 7.375%, 1/20/27 ...................................   150,000       161,990
     MF, River Trace II, Series A, 6.45%, 4/01/26..............................................   100,000       105,775
    Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%, 9/01/15...   500,000       513,185
    Memphis-Shelby County Airport Authority, Special Facilities and Project Revenues,
     Refunding, Federal Express Corp.,  6.75%, 9/01/12 ........................................   100,000       109,371
    Metropolitan Government of Nashville and Davidson County,
     Electric Revenue, Refunding, Series A, 6.00%, 5/15/17.....................................   200,000       208,888
    Metropolitan Government of Nashville and Davidson County,
     Health and Educational Facilities Board,
      Refunding, Dandridge Towers, Series 8-A, 6.375%, 1/01/11.................................   500,000       524,400
    Metropolitan Government of Nashville and Davidson County,
     Health and Educational Facilities Board Revenue,
      Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ..........   150,000       173,862
    Metropolitan Government of Nashville and Davidson County,
     Health and Educational Facilities Board Revenue,
      Refunding, The Vanderbilt University, Series A, 5.375%, 7/01/18.......................... 1,000,000     1,008,960
    Metropolitan Government of Nashville and Davidson County,
     Public Improvement, 5.875%, 5/15/26....................................................... 1,000,000     1,049,330
    Metropolitan Government of Nashville and Davidson County,
     Sports Authority Revenue, Stadium Public
      Improvement Project, AMBAC Insured, 5.875%, 7/01/21...................................... 1,775,000     1,868,401
    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..   205,000       222,638
    Milan Special School District, AMBAC Insured, 6.625%, 04/01/11 ............................   180,000       198,524
    Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue,
     Port Saipan Harbor Improvement,   Series A, 6.85%, 10/01/25 .............................. $ 300,000     $ 313,257
    Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 .............................   100,000       105,393
    Puerto Rico Commonwealth GO, 6.50%, 7/01/23 ...............................................   100,000       110,525
    Puerto Rico Commonwealth Highway and Transportation
     Authority Revenue, Series Y, 6.00%, 7/01/22...............................................   500,000       525,140
    Puerto Rico Commonwealth Public Improvement, 5.75%, 7/01/17................................   750,000       777,570
    Puerto Rico Electric Power Authority Revenue,
     Series R, 6.25%, 7/01/17..................................................................   100,000       106,418
     Series X, 5.50%, 7/01/25..................................................................   500,000       501,200
    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
     Control Facilities, Financing Authority,
      Hospital Revenue, Auxilio Mutuo Obligation Group,
     Series A, MBIA Insured, 6.25%, 7/01/24 ...................................................   200,000       216,684
    Puerto Rico Ports Authority Revenue, Special Facilities,
     American Airlines, Series A, 6.25%, 6/01/26...............................................   600,000       647,934
    Shelby County GO, Series B, 6.00%, 3/01/16.................................................   530,000       567,932
    Shelby County Health, Educational and Housing Facilities Board,
     Hospital Revenue, MBIA Insured, 5.30%, 8/01/15............................................   500,000       504,290
    Shelby County Schools, Series A, 5.80%, 4/01/19............................................   250,000       259,735
    South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 .............................   300,000       327,909
    Sullivan County IDBR, Refunding, Brandymill, Series I-A, GNMA Secured, 6.35%, 7/20/27 .....   350,000       377,843
    Tennessee HDA, Home Ownership Program,
     Issue 4A, 6.375%, 7/01/22.................................................................   800,000       848,936
     Series 3, 5.85%, 7/01/23..................................................................   500,000       510,515
    Tennessee HDA, Mortgage Finance,
     Series A, 6.90%, 7/01/25 .................................................................   200,000       217,372
     Series B, 6.60%, 7/01/25 .................................................................   280,000       299,636
     Series B, MBIA Insured, 6.20%, 7/01/18 ...................................................   630,000       666,301
    Tennessee State Local Development Authority Revenue,
     Community Provider Pooled Loan Program, 6.55%, 10/01/23...................................   100,000       106,178
 b  Refunding, State Loan Program, Series A, MBIA Insured, 5.125%, 3/01/22..................... 1,710,000     1,676,124
    Tennessee State School Board Authority, Higher Educational Facilities,
     Series A, 6.25%, 5/01/22..................................................................   100,000       105,971
    White House Utility District, Robertson and Sumner Counties Waterworks System Revenue,
     Refunding, Series B,  FGIC Insured, 5.375%, 1/01/19....................................... 1,890,000     1,891,927
    Wilson County COP, Educational Facilities, 6.125%, 6/30/10 ................................   220,000       235,021
                                                                                                          -------------
    Total Long Term Investments (Cost $34,717,388).............................................              36,378,630
                                                                                                          -------------
 a  Short Term Investments .5%
    Metropolitan Nashville Airport Authority Revenue, Refunding & Improvement,
     FGIC Insured, Weekly VRDN and Put,  3.90%, 7/01/19........................................   100,000       100,000
    Metropolitan Nashville Airport Authority, Special Facilities Revenue,
     Refunding, American Airlines Project, Series A,
  Daily VRDN and Put, 3.85%, 10/01/12 .........................................................   100,000       100,000
                                                                                                          -------------
    Total Short Term Investments (Cost $200,000)...............................................                 200,000
                                                                                                          -------------
    Total Investments (Cost $34,917,388) 101.5%................................................              36,578,630
    Other Assets, less Liabilities (1.5)%......................................................                (554,891)
                                                                                                          -------------
    Net Assets 100.0%..........................................................................             $36,023,739
                                                                                                          =============

See glossary of terms on page 54.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

Franklin Washington Municipal Bond Fund
                                                                          Class I
                                        --------------------------------------------------------------------
                                         Six months ended
                                         November 30, 1997               Year ended May 31,
                                            (unaudited)      1997      1996      1995       1994        1993+
                                        --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.....      $10.09        $9.80     $9.90     $9.55      $9.99     $10.00
                                        --------------------------------------------------------------------
Income from investment operations:
 Net investment income...................         .29          .58       .56       .56        .51        .03
 Net realized and unrealized gains (losses)       .27          .29      (.08)      .36       (.46)      (.04)
                                        --------------------------------------------------------------------
Total from investment operations.........         .56          .87       .48       .92        .05       (.01)
Less distributions from:
 Net investment income...................        (.29)        (.58)     (.58)     (.57)      (.47)     --
 Net realized gains......................       --           --        --        --          (.02)     --
                                        --------------------------------------------------------------------
Total distributions......................        (.29)        (.58)     (.58)     (.57)      (.49)     --
                                        --------------------------------------------------------------------
Net asset value, end of period...........      $10.36       $10.09     $9.80     $9.90      $9.55      $9.99
                                        ====================================================================
Total return**...........................        5.60%        9.04%     4.91%    10.10%      2.88%     (1.20)%*

Ratios/supplemental data
Net assets, end of period (000's)........       $9,363       $8,361    $7,718    $5,741     $4,272     $2,198
Ratios to average net assets:
 Expenses................................         .10%*        .10%      .10%      .10%       .05%     --
 Expenses excluding waiver and payments
  by affiliate...........................        1.02%*        .90%      .92%     1.05%       .71%      1.44%*
 Net investment income...................        5.60%        5.81%     5.81%     6.13%      5.59%      3.44%*
Portfolio turnover rate..................        6.19%        7.73%    19.13%    18.46%     39.52%     --

*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
+For the period May 3, 1993 (effective date) to May 31, 1993.


                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, November 30, 1997 (unaudited)



                                                                                                              PRINCIPAL
 Franklin Washington Municipal Bond Fund                                                          AMOUNT        VALUE
 a  Long Term Investments 95.2%
    Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 .....................................   $100,000     $ 103,523
    Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 .............................    100,000       105,020
    Bellingham Housing Authority Revenue, Cascade Meadows Project, 7.10%, 11/01/23 ...........    200,000       214,734
    Clark County School District No. 114, Evergreen School,
     Refunding, AMBAC Insured, 5.95%, 12/01/12................................................    100,000       106,400
    Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16.................................    200,000       205,520
    Conservation and Renewable Energy System Revenue,
     Washington Conservation Project, 6.50%, 10/01/14.........................................    400,000       430,132
    Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .........    100,000       106,919
    Federal Way GO, Refunding, 5.85%, 12/01/21 ...............................................    100,000       101,511
    Grant County PUD No. 002, Wanapum Hydroelectric Revenue,
     Second Series A, 6.375%, 1/01/23.........................................................    250,000       264,143
    Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue,
     Second Series B, MBIA Insured, 5.875%, 1/01/26...........................................    100,000       102,710
    King County GO, Sewer District, 5.875%, 1/01/15 ..........................................    100,000       105,615
    King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ............    175,000       183,757
    King County School District No. 400, Mercer Island, 5.90%, 12/01/15.......................    100,000       105,107
    King County School District No. 412, Shoreline, 6.10%, 6/01/13 ...........................    100,000       106,612
    King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16...................    200,000       208,616
    Lewis County PUD No. 001, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24 ...    200,000       204,984
    Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp., 5.80%, 9/01/29 .......    375,000       378,450
    Pierce County Sewer Revenue, 5.70%, 2/01/17...............................................    100,000       102,674
    Pilchuck Development Public Corp., Special Facilities Airport Revenue,
     Tramco, Inc. Project, B.F. Goodrich,  6.00%, 8/01/23 ....................................    800,000       820,136
    Port of Seattle Revenue, Series B, 6.00%, 11/01/17 .......................................    200,000       204,758
    SeaTac GO, MBIA Insured, 6.50%, 12/01/13 .................................................    450,000       492,755
    Seattle Housing Authority, Low Income Housing Assistance Revenue,
     Kin On Project, GNMA Secured, 7.40%, 11/20/36............................................     99,000       112,669
    Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 1/01/32 .....    200,000       207,660
    Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 .......................................    100,000       104,179
    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16........................    200,000       210,282
    Snohomish County PUD No. 1, Electric and Generation Systems Revenue,
     Refunding, FGIC Insured, 6.00%, 1/01/18 .................................................    200,000       209,242
    Snohomish County PUD No. 1, Water Revenue, 5.85%, 11/01/17 ...............................    100,000       100,756
    Spokane County GO, Refunding, 6.00%, 12/01/14.............................................    130,000       138,645
    Spokane County Water District No. 3 Revenue, Refunding, 5.90%, 1/01/14 ...................    100,000       101,536
    Stevens County Public Corp., PCR, Refunding, Water Power Co. Project, 6.00%, 12/01/23 ....    300,000       310,380
    Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ..............................................    100,000       106,789
    Tacoma Electric Systems Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 .................    200,000       214,498
    Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22.......................................    300,000       306,321
    Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ..............    100,000       116,324
    University of Washington, Alumni Association, Lease Revenue,
     Roosevelt University Medical Center, FSA Insured,  6.30%, 8/15/14 .......................    500,000       545,230
    Washington State COP, Office Building Project, Series A,
     MBIA Insured, 6.00%, 4/01/12 ............................................................    100,000       104,428
    Washington State Health Care Facilities Authority Revenue, Multicare Medical Center,
     FGIC Insured, 5.75%, 8/15/22.............................................................    100,000       101,880
    Washington State Higher Education Facilities Authority Revenue, Refunding,
     Pacific Lutheran University Project,
      Connie Lee Insured, 5.70%, 11/01/26.....................................................    200,000       203,730
    Washington State Housing Finance Commission, GNMA/FNMA Secured,
     Series 1A-1, 6.25%, 6/01/16..............................................................    100,000       106,576
     SF Program, Series 1A-3, 6.15%, 12/01/15.................................................    200,000       211,568
     SF Program, Series 2N, 6.05%, 12/01/16...................................................    100,000       104,726
     SF Program, Series 3A, 5.75%, 12/01/28...................................................    200,000       203,024
    Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 7/01/22 ............     75,000        81,564

    Washington State Motor Vehicle Fuel Tax, Series D, 6.00%, 9/01/20.........................   $240,000     $ 252,089
    Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 ......................    100,000       105,367
                                                                                                          -------------
    Total Long Term Investments (Cost $8,464,607) ............................................                8,913,539
                                                                                                          -------------
  aShort Term Investments 2.1%
    Washington State Health Care Facilities Authority Revenue,
     Sisters of Providence, Daily VRDN and Put,
     Series B, 3.90%, 10/01/05................................................................    100,000       100,000
     Series E, 3.90%, 10/01/05................................................................    100,000       100,000
                                                                                                          -------------
    Total Short Term Investments (Cost $200,000) .............................................                  200,000
                                                                                                          -------------
    Total Investments (Cost $8,664,607) 97.3%.................................................                9,113,539
    Other Assets, less Liabilities 2.7%.......................................................                  249,250
                                                                                                          -------------
    Net Assets 100.0%.........................................................................               $9,362,789
                                                                                                          =============

See glossary of terms on page 54.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                        See notes to financial statements.


GLOSSARY OF TERMS:
1915 Act  -  Improvement Bond Act of 1915
ABAG      -  The Association of Bay Area Governments
AD        -  Assessment District
AMBAC     -  American Municipal Bond Assurance Corp.
CDA       -  Community Development Authority/Agency
CFD       -  Community Facilities District
CHFCLP    -  California Health Facilities Construction Loan Program
COP       -  Certificate of Participation
EDC       -  Economic Development Corp.
ETM       -  Escrow to Maturity
FGIC      -  Financial Guaranty Insurance Corp.
FHA       -  Federal Housing Authority/Agency
FNMA      -  Federal National Mortgage Association
FSA       -  Financial Security Assistance (Some of the securities shown as FSA
Insured were originally insured by Capital Guaranty Insurance Co. (CGIC)
which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA      -  Government National Mortgage Association
GO        -  General Obligation
HDA       -  Housing Development Authority/Agency
HFA       -  Housing Finance Agency
HMR       -  Home Mortgage Revenue
IDB       -  Industrial Development Board
IDBR      -  Industrial Development Board Revenue
MBIA      -  Municipal Bond Investors Assurance Corp.
MBS       -  Mortgage-Backed Securities
MF        -  Multi-Family
MFHR      -  Multi-Family Housing Revenue
MFMR      -  Multi-Family Mortgage Revenue
MFR       -  Multi-Family Revenue
PBA       -  Public Building Authority
PCFA      -  Pollution Control Financing Authority
PCR       -  Pollution Control Revenue
PUD       -  Public Utility District
RDA       -  Redevelopment Agency
SF        -  Single Family
SFM       -  Single Family Mortgage
SFMR      -  Single Family Mortgage Revenue
USD       -  Unified School District

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements


Statement of Assets and Liabilities
November 30, 1997 (unaudited)


                                           Franklin      Franklin      Franklin     Franklin     Franklin
                                           Arkansas     California      Hawaii      Tennessee   Washington
                                           Municipal    High Yield     Municipal    Municipal    Municipal
                                           Bond Fund  Municipal Fund   Bond Fund    Bond Fund    Bond Fund
                                        -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost.................................  $18,861,024  $300,919,988   $39,458,697  $34,917,388  $8,664,607
                                        ==================================================================
  Value................................   19,642,271   316,140,189    41,818,063   36,578,630   9,113,539
 Cash..................................       39,929       965,716        38,821        9,003      77,466
 Receivables:..........................
Investment securities sold.............           --            --       100,000    1,636,384          --
Capital shares sold....................       67,142     1,835,315            --           --       5,027
Interest...............................      343,880     5,677,812       984,748      645,535     177,615
Affiliates.............................       11,605            --            --        3,624       5,725
                                        -------------------------------------------------------------------
Total assets...........................   20,104,827   324,619,032    42,941,632   38,873,176   9,379,372
                                        -------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased........      751,672     3,221,721            --    2,770,719          --
Capital shares redeemed................           --       138,821            --           --          --
Affiliates.............................        5,801       186,588        20,645       17,552       3,808
Shareholders...........................       10,336       351,921        48,486       19,516       2,051
 Distributions to shareholders.........       23,680       374,788        46,807       41,650      10,724
 Other liabilities.....................           --        87,143         3,167           --          --
                                        -------------------------------------------------------------------
Total liabilities......................      791,489     4,360,982       119,105    2,849,437      16,583
                                        -------------------------------------------------------------------
 Net assets, at value..................  $19,313,338  $320,258,050   $42,822,527  $36,023,739  $9,362,789
                                        ==================================================================
Net assets consist of:
 Undistributed net investment income...     $ 48,735      $ 73,192     $ 127,174     $ 28,181    $ 40,681
 Net unrealized appreciation...........      781,247    15,220,201     2,359,366    1,661,242     448,932
 Accumulated net realized gain (loss)..      (35,067)   (1,776,879)     (714,255)      32,414    (122,391)
 Capital shares........................   18,518,423   306,741,536    41,050,242   34,301,902   8,995,567
                                        -------------------------------------------------------------------
Net assets, at value...................  $19,313,338  $320,258,050   $42,822,527  $36,023,739  $9,362,789
                                        ==================================================================

                                           Franklin      Franklin      Franklin     Franklin     Franklin
                                           Arkansas     California      Hawaii      Tennessee   Washington
                                           Municipal    High Yield     Municipal    Municipal    Municipal
                                           Bond Fund  Municipal Fund   Bond Fund    Bond Fund    Bond Fund
                                        -------------------------------------------------------------------
Class I:
 Net assets, at value..................  $19,313,338  $297,903,599   $42,822,527  $36,023,739  $9,362,789
                                        ==================================================================
 Shares outstanding....................    1,783,191    28,278,400     3,857,442    3,248,283     903,808
                                        ==================================================================
 Net asset value per share*............       $10.83        $10.53        $11.10       $11.09      $10.36
                                        ==================================================================
 Maximum offering price per share
(Net asset value / 95.75%).............       $11.31        $11.00        $11.59       $11.58      $10.82
                                        ==================================================================
Class II:
 Net assets, at value..................           --  $ 22,354,451            --           --          --
                                        ==================================================================
 Shares Outstanding....................           --   $ 2,116,773            --           --          --
                                        ==================================================================
 Net asset value per share*............           --        $10.56            --           --          --
                                        ==================================================================
 Maximum offering price per share

(Net asset value / 99.00%).............           --        $10.67            --           --          --
                                        ==================================================================

*Redemption price per share is equal to net asset value less any applicable sales charge.

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended November 30, 1997 (unaudited)


                                                Franklin     Franklin     Franklin    Franklin    Franklin
                                                Arkansas    California     Hawaii     Tennessee  Washington
                                                Municipal   High Yield    Municipal   Municipal   Municipal
                                                Bond Fund Municipal Fund  Bond Fund   Bond Fund   Bond Fund
                                        -------------------------------------------------------------------
Investment income:
 Interest.....................................  $462,707  $ 8,651,317   $1,212,495   $ 935,911   $254,526
                                        -------------------------------------------------------------------
Expenses:
 Management fees (Note 3).....................    52,383      733,546      131,302     104,150     27,950
 Distribution fees (Note 3)
Class I.......................................    15,177      222,437       19,787      28,284      8,338
Class II......................................        --       52,679           --          --         --
 Transfer agent fees (Note 3).................     2,071       33,892        7,346       4,026      1,047
 Registration and filing fees.................     4,233       10,843        2,531       6,555      1,202
 Other........................................     6,182       49,634       12,537       9,461      6,567
                                        -------------------------------------------------------------------
Total expenses................................    80,046    1,103,031      173,503     152,476     45,104
Expenses waived/paid by affiliate (Note 3)....   (71,702)    (489,164)     (89,501)    (85,922)   (40,634)
                                        -------------------------------------------------------------------
 Net expenses.................................     8,344      613,867       84,002      66,554      4,470
                                        -------------------------------------------------------------------
Net investment income ........................   454,363    8,037,450    1,128,493     869,357    250,056
                                        -------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments...........        --      387,166       78,427      97,971      6,555
                                        -------------------------------------------------------------------
 Net unrealized appreciation on investments...   467,419   10,486,585    1,085,176     976,750    221,044
                                        -------------------------------------------------------------------
Net realized and unrealized gain..............   467,419   10,873,751    1,163,603   1,074,721    227,599
                                        -------------------------------------------------------------------
Net increase in net assets resulting
 from operations..............................  $921,782  $18,911,201   $2,292,096  $1,944,078   $477,655
                                        ==================================================================

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended November 30, 1997 (unaudited) and the year ended May 31, 1997

                             Franklin Arkansas          Franklin California            Franklin Hawaii
                             Municipal Bond Fund      High Yield Municipal Fund       Municipal Bond Fund
                           Six months     Year         Six months      Year         Six months     Year
                         ended 11/30/97ended 5/31/97 ended 11/30/97ended 5/31/97  ended 11/30/97ended 5/31/97
                         -------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income....   $ 454,363   $ 588,356     $ 8,037,450 $ 10,701,441    $ 1,128,493 $ 2,197,925
Net realized gain (loss)
 from investments........          --       4,094         387,166     (119,287)        78,427      51,434
Net unrealized appreciation
 on investments..........     467,419     272,692      10,486,585    4,691,793      1,085,176     857,481
                         -------------------------------------------------------------------------------------
Net increase in net
 assets resulting
 from operations.........     921,782     865,142      18,911,201   15,273,947      2,292,096   3,106,840
Distributions to shareholders from:
 Net investment income:
Class I..................    (450,816)   (580,057)     (7,510,494) (10,363,742)    (1,129,312) (2,194,657)
Class II.................          --          --        (428,674)    (348,303)            --          --
 In excess of net investment
  income:
 Class I.................          --          --              --      (33,027)            --          --
                         -------------------------------------------------------------------------------------
Total distributions to
 shareholders............    (450,816)   (580,057)     (7,939,168) (10,745,072)    (1,129,312) (2,194,657)
Capital share transactions
 (Note 2):
Class I..................   5,702,022   4,689,718      74,184,620   90,671,188      1,657,069     285,742
Class II.................          --          --      11,080,583   10,295,368             --          --
                         -------------------------------------------------------------------------------------
Total capital share
 transactions............   5,702,022   4,689,718      85,265,203  100,966,556      1,657,069     285,742
                         -------------------------------------------------------------------------------------
Net increase in
 net assets..............   6,172,988   4,974,803      96,237,236  105,495,431      2,819,853   1,197,925
Net assets:
 Beginning of period.....  13,140,350   8,165,547     224,020,814  118,525,383     40,002,674  38,804,749
                         -------------------------------------------------------------------------------------
 End of period........... $19,313,338 $13,140,350    $320,258,050 $224,020,814    $42,822,527 $40,002,674
                         =====================================================================================
Undistributed net investment
 income (accumulated
distributions in excess of net
investment income) included
in net assets:
End of period............    $ 48,735    $ 45,188        $ 73,192    $ (25,090)     $ 127,174   $ 127,993
                         =====================================================================================

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended November 30, 1997 (unaudited) and the year ended May 31, 1997

                                                      Franklin Tennessee             Franklin Washington
                                                      Municipal Bond Fund            Municipal Bond Fund
                                                ------------------------------------------------------------
                                                   Six months       Year           Six months      Year
                                                 ended 11/30/97 ended 5/31/97    ended 11/30/97ended 5/31/97
                                                ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................    $ 869,357  $ 1,061,715         $ 250,056    $ 464,255
  Net realized gain (loss) from investments.....       97,971         (277)            6,555       (4,404)
Net unrealized appreciation on investments......      976,750      561,758           221,044      228,610
                                                ------------------------------------------------------------
Net increase in net assets
 resulting from operations......................    1,944,078    1,623,196           477,655      688,461
 Distributions to shareholders
 from net investment income.....................     (864,298)  (1,084,118)         (250,089)    (460,520)
  Capital share transactions (Note 2)...........    8,235,498   12,213,104           774,534      414,786
                                                ------------------------------------------------------------
Net increase in net assets......................    9,315,278   12,752,182         1,002,100      642,727
Net assets:
 Beginning of period............................   26,708,461   13,956,279         8,360,689    7,717,962
                                                ------------------------------------------------------------
 End of period..................................  $36,023,739  $26,708,461        $9,362,789   $8,360,689
                                                ============================================================
Undistributed net investment
 income included in net assets:
 End of period..................................     $ 28,181     $ 23,122          $ 40,681     $ 40,714
                                                ============================================================

                                        See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of five series (the Funds). The funds and their investment policies are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRUST SHARES

The Franklin California High Yield Municipal Fund offers two classes of shares:
Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At November 30, 1997, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                  Franklin Arkansas         Franklin California          Franklin Hawaii
                                 Municipal Bond Fund     High Yield Municipal Fund     Municipal Bond Fund
                               ---------------------------------------------------------------------------
                                 Shares     Amount          Shares      Amount          Shares    Amount
                               ---------------------------------------------------------------------------
Class I Shares:
Six months ended November 30, 1997
 Shares sold..................  546,816  $5,849,021      8,841,347  $ 91,676,375      343,452  $3,774,018
 Shares issued in reinvestment
  of distributions............   26,593     285,478        289,387     3,003,689       37,718     415,272
 Shares redeemed..............  (40,332)   (432,477)    (1,975,511)  (20,495,444)    (229,845) (2,532,221)
                               ---------------------------------------------------------------------------
 Net increase.................  533,077  $5,702,022      7,155,223  $ 74,184,620      151,325  $1,657,069
                               ===========================================================================
Year ended May 31, 1997
 Shares sold..................  470,751  $4,901,027     11,958,887  $119,678,964      790,934  $8,525,981
 Shares issued in reinvestment
 of distributions.............   36,550     380,970        372,489     3,734,093       80,695     866,517
 Shares redeemed..............  (57,166)   (592,279)    (3,267,236)  (32,741,869)    (847,717) (9,106,756)
                               ---------------------------------------------------------------------------
 Net increase.................  450,135  $4,689,718      9,064,140  $ 90,671,188       23,912   $ 285,742
                               ===========================================================================
Class II Shares:
Six months ended November 30, 1997
 Shares sold...........................................  1,113,016  $ 11,562,208
 Shares issued in reinvestment of distributions........     18,611       193,643
 Shares redeemed.......................................    (64,738)     (675,268)
                                                        -------------------------
 Net increase..........................................  1,066,889  $ 11,080,583
                                                        =========================
Year ended May 31, 1997
 Shares sold...........................................  1,204,172  $ 12,057,953
 Shares issued in reinvestment of distributions........     19,594       197,069
 Shares redeemed.......................................   (195,499)   (1,959,654)
                                                        -------------------------
 Net increase..........................................  1,028,267  $ 10,295,368
                                                        =========================

                                                            Franklin Tennessee         Franklin Washington
                                                            Municipal Bond Fund        Municipal Bond Fund
                                                        ---------------------------------------------------
                                                            Shares      Amount          Shares    Amount
                                                        ---------------------------------------------------
Class I Shares:
Six months ended November 30, 1997
 Shares sold...........................................  1,115,652   $12,187,968       88,616   $ 911,389
 Shares issued in reinvestment of distributions........     50,499       553,726       17,147     176,447
 Shares redeemed.......................................   (411,428)   (4,506,196)     (30,542)   (313,302)
                                                        ---------------------------------------------------
 Net increase..........................................    754,723   $ 8,235,498       75,221   $ 774,534
                                                        ===================================================
Year ended May 31, 1997
 Shares sold...........................................  1,355,345   $14,372,546      103,811  $1,037,350
 Shares issued in reinvestment of distributions........     64,058       680,991       32,188     322,025
 Shares redeemed.......................................   (267,495)   (2,840,433)     (94,809)   (944,589)
                                                        ---------------------------------------------------
 Net increase..........................................  1,151,908   $12,213,104       41,190   $ 414,786
                                                        ===================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or trustees of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
      -----------------------------------------
         0.625%   First $100 million
         0.50%    Over $100 million, up to and including $250 million
         0.45%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Funds, through 11/30/97, as noted in the Statement of Operations.

The Franklin Hawaii Municipal Bond Fund reimburses Distributors up to 0.10% per year of its average daily net assets, the Franklin Arkansas Municipal Bond, Franklin Tennessee Municipal Bond and Franklin Washington Municipal Bond Funds reimburse Distributors up to 0.15% per year of the Funds' average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to 0.15% and 0.65% per year of the average daily net assets of class I and class II, respectively, for costs in marketing the Funds' shares.

Distributors received/paid net commissions from/on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                      Franklin    Franklin   Franklin  Franklin   Franklin
                                                      Arkansas   California   Hawaii   Tennessee Washington
                                                      Municipal  High Yield  Municipal Municipal  Municipal
                                                      Bond FundMunicipal FundBond Fund Bond Fund  Bond Fund
                                                     ------------------------------------------------------
Net commissions received (paid)....................    $1,203    $(145,732)    $8,502   $15,685     $(238)
Contingent deferred sales charges..................       $--      $ 4,210        $--       $--       $--

4. INCOME TAXES

At May 31, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                      Franklin    Franklin   Franklin  Franklin   Franklin
                                                      Arkansas   California   Hawaii   Tennessee Washington
                                                      Municipal  High Yield  Municipal Municipal  Municipal
                                                      Bond FundMunicipal FundBond Fund Bond Fund  Bond Fund
                                                     ------------------------------------------------------
Capital Loss carryovers expiring in:2001...........       $--           $--   $ 4,736       $--        $--
                                    2002...........        --            --   159,863        --         --
                                    2003...........    35,067     1,769,137   551,385     4,395     84,798
                                    2004...........        --         4,508    64,421        --     39,744
                                    2005...........        --       390,400        --    61,162         --
                                                     ------------------------------------------------------
                                                      $35,067    $2,164,045  $780,405   $65,557   $124,542
                                                     ======================================================

At May 31, 1997, the Franklin Hawaii Municipal Bond Fund and the Franklin Washington Municipal Bond Fund have deferred capital losses occurring subsequent to October 31, 1996 of $5,364 and $4,404, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 1998.

At November 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


                                                 Franklin     Franklin    Franklin    Franklin    Franklin
                                                 Arkansas    California    Hawaii     Tennessee  Washington
                                                 Municipal   High Yield   Municipal   Municipal   Municipal
                                                 Bond Fund Municipal Fund Bond Fund   Bond Fund   Bond Fund
                                                -----------------------------------------------------------
Investment at cost............................ $18,861,024$300,919,988  $39,465,610 $34,917,388 $8,664,607
                                                ===========================================================
Unrealized appreciation.......................   $ 781,247$ 15,548,790  $ 2,352,457 $ 1,661,242  $ 448,932
Unrealized depreciation.......................          --    (328,589)         (4)          --         --
                                                -----------------------------------------------------------
Net unrealized appreciation...................   $ 781,247$ 15,220,201  $ 2,352,453 $ 1,661,242  $ 448,932
                                                ===========================================================

Net realized capital losses differ for financial statements and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1997 were as follows:



                                                    Franklin   Franklin     Franklin   Franklin   Franklin
                                                    Arkansas  California     Hawaii    Tennessee Washington
                                                    Municipal High Yield    Municipal  Municipal  Municipal
                                                    Bond FundMunicipal Fund Bond Fund  Bond Fund  Bond Fund
                                                -----------------------------------------------------------
Purchases ....................................  $6,230,120$131,432,987   $3,098,178 $15,492,653 $1,251,806
Sales.........................................         $--$ 55,714,138   $1,586,302 $ 5,712,328  $ 529,270

6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.



FRANKLIN MUNICIPAL SECURITIES TRUST SEMI-ANNUAL REPORT NOVEMBER 30, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the fund's portfolio on 11/30/97, based on total long-term investments.


AAA                           51.2%
AA                            16.0%
A                             20.3%
BBB                           12.5%

GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between the fund's distribution rate of 5.20%, and the taxable equivalent rate of 9.26%.

GRAPHIC MATERIAL (3)

This chart shows in pie format the credit quality breakdown of the fund's portfolio on 11/30/97, based on total long-term investments.


AAA                           11.7%
AA                             5.9%
A                             17.7%
BBB                           47.8%
Below Investment Grade        16.9%

GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between the fund's Class I shares distribution rate of 5.67%, and the taxable equivalent rate of 10.35%.

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the fund's Class II shares distribution rate of 5.29 and the taxable equivalent rate of 9.66%.

GRAPHIC MATERIAL (6)

This chart shows in pie format the credit quality breakdown of the fund's portfolio on 11/30/97, based on total long-term investments.


AAA                           40.8%
AA                            27.0%
A                             22.9%
BBB                            9.3%

GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between the fund's distribution rate of 5.18%, and the taxable equivalent rate of 9.53%.

GRAPHIC MATERIAL (8)

This chart shows in pie format the credit quality breakdown of the fund's portfolio on 11/30/97, based on total long-term investments.


AAA                           63.4%
AA                            18.6%
A                             10.5%
BBB                            7.5%

GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between the fund's distribution rate of 4.87%, and the taxable equivalent rate of 8.58%.

GRAPHIC MATERIAL (10)

This chart shows in pie format the credit quality breakdown of the fund's portfolio on 11/30/97, based on total long-term investments.


AAA                           46.6%
AA                            28.3%
A                              8.2%
BBB                           16.9%

GRAPHIC MATERIAL (11)

This chart shows in bar format the comparison between the fund's distribution rate of 5.43%, and the taxable equivalent rate of 8.99%.